                                                                    EXHIBIT 4.23




QUEENSLAND LAND REGISTRY                                       FORM 13 Version 5
Land Title Act 1994 and Land Act 1994 and Water Act 2000            Page 1 of 51

                                   AMENDMENT
    Dealing Number                    Duty Imprint

PRIVACY STATEMENT

The information from this form is collected under the authority of the Land Title Act 1994 the Land Act 1994 and the Water Act 2000 and is used for the purpose of maintaining the publicly searchable registers in the land registry and the water register.

1. TYPE/DEALING NO OF INSTRUMENT/DOCUMENT BEING AMENDED  LODGER (Name, address & phone number)  LODGER
   Type of Instrument/Document Lease                     Allens Arthur Robinson                 CODE
   Dealing Number              706009769                 Lawyers
                                                         123 Eagle Street  Brisbane  4000       024
                                                         Tel: (07) 3334 4000
                                                         Ref: NJCS:XXFS:205068399

2. LOT ON PLAN DESCRIPTION                   COUNTY        PARISH                     TITLE REFERENCE
   Lot 27 on RP 34120 and Lot 2 on RP        Stanley       Toombul                    15944054
   34121
   Lot 3 on RP 199034                        Stanley       Toombul                    17103067

3. GRANTOR/MORTGAGOR/LESSOR

   Amaca Pty Limited (ACN 000 035 512)

4. GRANTEE/MORTGAGEE/LESSEE

   James Hardie Australia Pty Limited (ACN 084 635 558)

5. REQUEST/EXECUTION

The parties identified in items 3 and 4 agree that the instrument/document in item 1 is amended in accordance with the attached schedule.

Each attorney executing this Deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

       EXECUTION DATE             LESSOR'S SIGNATURE

                                  Executed by AMACA PTY LIMITED

       16/ 03 / 2004
                                  /s/ Peter Edward John Jollie
                                  ------------------------------------------
                                  Director Signature

                                  Peter Edward John Jollie........ Full Name

                                  /s/ Dennis John Cooper
                                  ------------------------------------------
                                  Director/Secretary Signature

                                  Dennis John Cooper.............. Full Name

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                  PAGE 2 OF 51

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067

                EXECUTION DATE    LESSEE'S SIGNATURE

                17/ 03 / 2004     Signed for JAMES HARDIE AUSTRALIA PTY
                                  LIMITED by its attorney under power of
                                  attorney registered No. 707564405
                                  dated 12 March 2004 in the presence of:

                                  /s/ Joanne Marchione
                                  --------------------------------------
                                  Attorney Signature

                                  Joanne Marchione.............. Full Name

                                  /s/ Josie Hui
                                  --------------------------------------
                                  Witness Signature

                                  Josie Hui..................... Full Name

                EXECUTION DATE    GUARANTOR'S SIGNATURE

                17/ 03 / 2004     SIGNED for JAMES HARDIE INDUSTRIES N.V. by
                                  its attorney under power of attorney
                                  registered No. 707564412 dated 12 March 2004 in the presence of:

                                  /s/ Joanne Marchione
                                  --------------------------------------
                                  Attorney Signature

                                  Joanne Marchione...............Print Name

                                  /s/ Josie Hui
                                  --------------------------------------
                                  Witness Signature

                                  Josie Hui......................Print Name

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                  PAGE 3 OF 51

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067

This is the Schedule to the Form 13 Amendment dated 23 March 2004.

Lease 706009769 (as varied by Amendment 706009780) is varied as follows, with effect from the Effective Date (as defined below).

1.       delete pages 1-39 and Exhibits A and B;

2.       insert annexure B of this Amendment as annexure B of the lease; and

3.       insert the following as the Schedule to the lease.

                                SCHEDULE OF TERMS

                              OPERATIVE PROVISIONS

ITEM     TERM                   DEFINITION
1.      Lessor                  Amaca Pty Limited (ACN 000 035 512) of 65 York Street, Sydney, NSW
2.      Lessee                  James Hardie Australia Pty Limited (ACN 084 635 558) of 10 Colquhoun
                                Street, Rosehill, NSW

3.      Land                    Certificates of Title 15944054 and 17103067

4.      Premises                The Land, buildings and other improvements situated at 46 Randle Road,
                                Meeandah, QLD in the condition in which they exist as at the
                                Effective Date and includes the Lessor's Fixtures.

5.       Term                   20 Years 4 months and 23 days

6.       Commencing Date        1 November 1998

7.       Terminating Date       23 March 2019

8.       Further Term           2 further terms each of 10 years, the last expiring on 23 March 2039.

9.       Rent                   $400,000.00 per annum, payable as prescribed in clauses 4.1 and 4.2, and subject to review as specified in clauses 4.4, 4.5, 4.6 and 4.7.

10.      Review Dates           The Review Dates for review of the Rent are as follows:

                                (a) Fixed Review Dates shall be each anniversary of the Effective Date during the Term other than the Commencing Date of a Further Term; and

                                (b) Market Review Dates shall be the seventh anniversary of the Effective Date.

11.      Permitted Use          Manufacture, warehousing, distribution and sales of fibre cement products and systems and all associated activities (including offices) and any other use for which the Lessee may lawfully use the Premises.

12.      Public Risk            $50,000,000
         Insurance

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                  PAGE 4 OF 51

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067

ITEM     TERM                    DEFINITION
13.      Review Dates for the    The Review Dates for the review of the Rent in each Further Term and the method of review
         Further Term            shall be as follows.

                                 (a)  Fixed Review Dates shall be on each anniversary of the Commencing Date of that
                                      Further Term other than the Commencing Date of a Further Term; and

                                 (b)  Market Reviews Dates shall be the Commencing Date of that Further Term and the fifth anniversary of the Commencing Date of that Further Term.

14.      Lessee's Proportion     100%

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                  PAGE 5 OF 51

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067

1.       INTERPRETATION

1.1      DEFINITIONS

         The following definitions together with those in the Schedule apply unless the context requires otherwise.

         APPURTENANCE includes any drain, basin, sink, toilet or urinal.

         AUSTRALIAN INSTITUTE means the Australian Property Institute Inc. (Queensland Division).

         AUTHORISATION includes any authorisation, approval, consent, licence, permit, franchise, permission, filing, registration, resolution, direction, declaration, or exemption.

         AUTHORISED OFFICER means any director or secretary, or any person from time to time nominated as an Authorised Officer by a party by a notice to the other party accompanied by specimen signatures of all new persons so appointed.

         AUTHORITY includes:

         (a) (GOVERNMENT) any government in any jurisdiction, whether federal, state, territorial or local;

         (b) (PUBLIC UTILITY) any provider of public utility services, whether statutory or not; and

         (c) (OTHER BODY) any other person, authority, instrumentality or body having jurisdiction, rights, powers, duties or responsibilities over the Premises or any part of them or anything in relation to them (including the Insurance Council of Australia Limited).

         BUILDING means those improvements (if any) described or referred to in
         Item 4.

         BUSINESS DAY means any day except Saturday or Sunday or a day that is a public holiday throughout Queensland.

         CLAIM includes any claim, demand, remedy, suit, injury, damage, loss, Cost, liability, action, proceeding, right of action, claim for compensation and claim for abatement of rent obligation.

         COMPETITOR means any person engaged in the manufacture, distribution or sale of fibre cement products and underground drainage pipes made of concrete or fibre cement and:

         (a) includes persons engaged in the businesses known as or trading under names which include the words "Lafarge", "CSR" and "BGC"; but

         (b)      excludes any third party logistics operator.

         CONSENT means prior written consent.

         COUNCIL means Brisbane City Council.

         COST includes any reasonable cost, charge, expense, outgoing, payment or other expenditure of any nature (whether direct, indirect or consequential and whether accrued or paid) including where appropriate all rates and all reasonable legal fees.

         EFFECTIVE DATE means 24 March 2004.

         EMPLOYEES means employees, agents, invitees and contractors.

         ENVIRONMENT means components of the earth, including:

         (a)      land, air and water;

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                  PAGE 6 OF 51

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067

         (b)      any layer of the atmosphere;

         (c)      any organic or inorganic matter and any living organism; and

         (d) human-made or modified structures and areas, and includes interacting natural ecosystems that include components referred to in paragraphs (a) to (c).

         ENVIRONMENTAL LAW means a provision of Law, or a Law, which provision or Law relates to any aspect of the Environment, safety, health or the use of Substances or activities which may harm the Environment or be hazardous or otherwise harmful to health.

         EVENT OF DEFAULT means any event referred to in clause 12.1.

         FIXED REVIEW means a review of the Rent in accordance with clause 4.7.

         FIXED REVIEW DATES means a date on which a Fixed Review is to occur as set out in Item 10.

         FURTHER TERM means the further term or terms (as the case may be), specified in Item 8.

         GST means the goods and services tax as imposed by the GST Law including, where relevant, any related interest, penalties, fines or other charge to the extent caused by any default or delay by the Lessee.

         GST AMOUNT means, in relation to a Payment, an amount arrived at by multiplying the Payment (or the relevant part of a Payment if only part of a Payment is the consideration for a Taxable Supply) by the appropriate rate of GST (being 10% when the GST Law commenced).

         GST LAW has the meaning given to that term in A New Tax System (Goods and Services Tax) Act 1999, or, if that Act is not valid or does not exist for any reason, means any Act imposing or relating to the imposition or administration of a goods and services tax in Australia and any regulation made under that Act.

         GUARANTOR means James Hardie Industries N.V.

         INITIAL TERM means the first 20 years 4 months and 23 days term of this Lease commencing on 1 November 1998.

         INTEREST RATE means the minimum rate of interest charged by the Commonwealth Bank of Australia, on an overdraft of $100,000 plus 2%.

         LAND means the land described in Item 3.

         LAND TAX means land taxes or taxes in the nature of a tax on land.

         LAW includes any requirement of any statute, rule, regulation, proclamation, ordinance or by-law, present or future, and whether state, federal or otherwise.

         LEASE means this lease between the Lessor and the Lessee.

         LEASE YEAR means every 12 month period commencing on and from the Commencing Date.

         LESSEE means the party specified in Item 2, its successors and assigns.

         LESSEE'S BUSINESS means the business carried on or entitled to be carried on in the Premises in compliance with the Permitted Use of the Premises.

         LESSEE'S FITOUT AND FITTINGS means all fixtures, fittings, plant, equipment, partitions or other articles and chattels of all kinds (other than stock-in-trade) which satisfy all of the following:

         (a) they are owned by or leased by third parties to the Lessee; and

         (b) they are, at any time, in or attached to the Premises.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067         PAGE 7 OF 51

         LESSEE'S PROPORTION means that proportion which the Lettable Area of the Premises bears to the area of the Land determined in accordance with the Method of Measurement from time to time and which at the Commencing Date of the lease for the Initial Term is that proportion set out in Item 14.

         LESSOR means the party specified in Item 1 or the party for the time being entitled to the reversion expectant upon expiration or prior determination of the Lease.

         LESSOR'S ASSET REGISTER means the list of items in the Premises contained in Annexure B.

         LESSOR'S FIXTURES means all fixtures in the Premises owned by the Lessor including the items listed in the Lessor's Asset Register and:

         (a) (GENERAL) all plant and equipment, mechanical or otherwise which forms part of the base Building, fittings, fixtures, furniture, furnishings of any kind, including window coverings, blinds and light fittings; and

         (b) (FIRE FIGHTING) all stop cocks, fire hoses, hydrants, other fire prevention aids and all fire fighting systems from time to time located in the Premises or which may service the Premises and be on the Land.

         LETTABLE AREA means the gross lettable area determined in accordance with the Method of Measurement.

         LIQUIDATION includes liquidation, official management, receivership, compromise, arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, arrangement or compromise with creditors, bankruptcy or death.

         MARKET RENT means the Rent which could be obtained with respect to the Premises as at a particular Market Review Date in an open market by a willing but not anxious Lessor assessed using the criteria in clause 4.5(g).

         MARKET REVIEW means a review of the Rent in accordance with clause 4.4 and (if applicable) clauses 4.5 and 4.6.

         MARKET REVIEW DATE means a date on which a Market Review is to occur as set out in Item 10.

         METHOD OF MEASUREMENT means the Method of Measurement of Buildings (1997 Revision) adopted by the Property Council of Australia Limited (formerly the Building Owners and Managers Association of Australia Limited). The Method of Measurement shall remain fixed for the term of this Lease and any Further Term despite any subsequent editions or variations which may be issued.

         OUTGOINGS means:

         (a)      (COUNCIL RATES) all charges payable to the Council:

                  (i) levied or charged with respect to the Land or the Premises or their use or occupation;

                  (ii) for any services to the Land or the Premises of the type from time to time provided by the Council; and/or

                  (iii) for waste and general garbage removal from the Land or the Premises (including any excess);

         (b)      (WATER RATES) all charges payable to an Authority:

                  (i) levied or charged with respect to the Land or the Premises or their use or occupation; and

                  (ii) for the provision, reticulation or discharge of water and/or sewerage and/or drainage (including meter rents) to the Land or the Premises;

         (c) (MANAGEMENT FEES) reasonable fees for management of the Premises capped at 1% of the Rent and Outgoings from time to time; and

         (d) (INSURANCES) where the Lessor has effected the policy, all insurance premiums payable in respect of insurances for the Premises for its full insurable or replacement value to cover damage by fire, storm,

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 8 OF 51


                  tempest, impact and other usually insured risks of that nature, including loss of rent insurance (capped at 18 months cover),

         but excluding from this Paragraph any amount which is:

         (i) (ALREADY INCLUDED) already included by virtue of another Paragraph of this definition;

         (ii) (OTHERWISE PAYABLE) otherwise payable by the Lessee pursuant to the provisions of this Lease;

         (iii) (TAX) Land Tax, income tax and capital gains tax of any nature; or

         (iv) (PAYABLE BY THE LESSOR) otherwise payable by the Lessor with respect to its obligations under this Lease.

         PAYMENT means:

         (a) the amount of any monetary consideration (other than a GST Amount payable under this clause); and

         (b) the GST Exclusive Market Value of any non-monetary consideration,

         paid or provided by the Lessee for this Lease or by the Lessor or the Lessee for any other Supply made under or in connection with this Lease and includes:

         (c)      any Rent or contribution to Outgoings; and

         (d) any amount payable by way of indemnity, reimbursement, compensation or damages.

         PERMITTED USE means the use of the Premises specified in Item 11

         PREMISES means part of the Land being the buildings and other improvements specified in Item 4, and includes any of the Lessor's Fixtures from time to time in or on them.

         PROPOSED WORK includes any proposed sign, work, alteration, addition or installation in or to the Premises, the Lessor's Fixtures and/or to the existing Lessee's Fitout and Fittings by the Lessee and/or by the Lessee's Employees.

         RELATED BODY CORPORATE has the same meaning as given to that term in the Corporations Act 2001.

         RENT means the rent specified in Item 9 as varied from time to time in accordance with this Lease.

         REQUIREMENT includes any notice, order, direction, stipulation or similar notification received from or given by any Authority pursuant to and enforceable under any Law (including Environmental Law), whether in writing or otherwise, and regardless of to whom it is addressed or directed.

         REVIEW DATE means a date on which either a CPI Review or a Market Review is to occur as set out in Item 10.

         SERVICES means electricity, gas, sewerage, water and telephone services.

         SUBSTANCE includes:

         (a) any form of organic or chemical matter whether solid, liquid or gas; and

         (b)      radiation, radioactivity and magnetic activity.

         TAX ACT means the Income Tax Assessment Act 1936 (Cth) and/or the Income Tax Assessment Act 1997 (Cth) (as the case may require).

         TERMINATING DATE means:

         (a)      the date specified in Item 7;

         (b)      any earlier date on which this Lease is determined;

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067         PAGE 9 OF 51

         (c) the date of expiration or earlier termination of the Further Term or, if more than one, the last Further Term; or

         (d)      the end of any period of holding over under clause 3.3,

         as appropriate.

         TERMINATION PAYMENT means:

         (a) in respect of clause 7.1(e)(i)(A), the net present value of the aggregate of:

                  (i) the Rent and the Lessee's Proportion of Outgoings payable for the balance of the Term calculated from the date of termination; and

                  (ii) the cost of compliance with the Lessee's obligations in clause 13,

                  using the 10 year Commonwealth of Australia Government bond interest rate plus 115 basis points; and

         (b) in respect of clauses 7.1(e)(i)(B) and 7.1(e)(ii), the net present value of the aggregate of:

                  (iii) the Rent and the Lessee's Proportion of Outgoings payable for the balance of the Term with respect to the proportionate area of the Premises surrendered calculated from the date of the surrender; and

                  (iv) the cost of compliance with the Lessee's obligations in clause 13,

                  using the 10 year Commonwealth of Australia Government bond interest rate plus 115 basis points.

         UMPIRE means a person who:

         (a)      is at the relevant time a Valuer;

         (b)      is appointed under clause 4.5;

         (c)      accepts his appointment in writing; and

         (d) undertakes to hand down his determination of the Rent within 20 Business Days after being instructed to proceed.

         VALUER means a person who:

         (a) is a full member of the Australian Institute and has been for the last 5 years;

         (b) holds a licence to practise as a valuer of premises of the kind leased by this Lease;

         (c) is active in the relevant market at the time of his appointment;

         (d) has at least 3 years experience in valuing premises of the kind leased by this Lease; and

         (e) undertakes to act promptly in accordance with the requirements of this Lease.

         1.2      GENERAL

         Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

         (a)      (PLURALS) The singular includes the plural and conversely.

         (b)      (GENDER) A gender includes all genders.

         (c) (OTHER GRAMMATICAL FORMS) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 10 OF 51

         (d) (PERSON) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

         (e) (CLAUSE) "clause", "Paragraph", "Schedule" or "Annexure" refers to this Lease and "Item" refers to the Schedule of Terms forming part of this Lease.

         (f) (SUCCESSORS AND ASSIGNS) A reference to any party to this Lease or any other agreement or document includes the party's successors and substitutes or assigns.

         (g) (JOINT AND SEVERAL OBLIGATIONS) A reference to a right or obligation of any two or more persons confers that right, or imposes that obligation, as the case may be, jointly and severally.

         (h) (EXTRINSIC TERMS) Subject to the provisions of any written material to which the Lessor and the Lessee are parties, the Lessor and the Lessee agree that:

                  (i) (WHOLE AGREEMENT) the terms contained in this Lease cover and comprise the whole of the agreement in respect of the Premises between the Lessor and the Lessee; and

                  (ii) (NO COLLATERAL AGREEMENT) no further terms, whether in respect of the Premises or otherwise, shall be implied or arise between the Lessor and the Lessee by way of collateral or other agreement made by or on behalf of the Lessor or by or on behalf of the Lessee on or before or after the execution of this Lease, and any implication or collateral or other agreement is excluded and negatived.

         (i) (AMENDMENTS AND VARIATIONS) A reference to an agreement or document (including this Lease) is to the agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this Lease.

         (j) (LEGISLATION) A reference to legislation or to a provision of legislation includes a modification, re-enactment of or substitution for it and a regulation or statutory instrument issued under it.

         (k) (AUSTRALIAN CURRENCY) A reference to "dollars" or "$" is to Australian currency. (l) (SCHEDULES AND ANNEXURES) Each schedule of/or annexure to this Lease forms part of it.

         (m) (CONDUCT) A reference to conduct includes any omission, statement or undertaking, whether or not in writing.

         (n) (WRITING) A reference to "writing" includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

         (o) (EVENT OF DEFAULT) An Event of Default "subsists" until it has been waived by or remedied to the reasonable satisfaction of the Lessor.

         (p) (INCLUDES) A reference to "includes" or "including" means "includes, without limitation," or "including, without limitation," respectively.

         (q)      (WHOLE) Reference to the whole includes part.

         (r) (DUE AND PUNCTUAL) All obligations are taken to be required to be performed duly and punctually.

         (s) (PERMIT OR OMIT) Words importing "do" include do, permit or omit, or cause to be done or omitted.

         (t)      (BODIES AND AUTHORITIES)

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 11 OF 51


                  (i) (SUCCESSORS) Where a reference is made to any person, body or Authority that reference, if the person, body or Authority has ceased to exist, will be to the person, body or Authority as then serves substantially the same objects as that person, body or Authority.

                  (ii) (PRESIDENT) Any reference to the President of that person, body or Authority, in the absence of a President, will be read as a reference to the senior officer for the time being of the person, body or Authority or any other person fulfilling the duties of President.

         (u) (CONSENT OF LESSOR) Unless stated otherwise in this Lease, where the Lessor has a discretion or its consent or approval is required for anything the Lessor:

                  (i) shall not unreasonably withhold, delay or condition its decision, consent or approval; and

                  (ii)     must exercise its discretion acting reasonably.

         (v) (RELEVANT DATE) Where the day or last day for doing anything or on which an entitlement is due to arise is not a Business Day that day or last day will be the immediately following Business Day.

         (w)      (MONTH) Month means calendar month.

         (x) (AREAS) Unless otherwise stated in this Lease or the context otherwise requires, where the area whether gross or net and whether the whole or part of the Land is to be calculated or measured for the purposes of this Lease, those calculations and measurements shall be in accordance with the Method of Measurement.

         (y) (THIRD PARTIES) Any clause which requires that a third party act or refrain from acting will be read (where the context permits) that the party to this Lease appointing or otherwise having control of that third party shall cause or procure that third party to act or refrain from acting.

2.       EXCLUSION OF STATUTORY PROVISIONS

2.1      RELEVANT ACTS

         To the extent permitted by Law or as may be contradicted by this Lease, the covenants, powers and provisions (if any) implied in leases by virtue of any Law are expressly negatived.

3.       TERM

3.1      TERM OF LEASE

         Subject to this Lease the Lessor leases to the Lessee and the Lessee takes a lease of the Premises for the Term.

3.2      OPTION OF RENEWAL

         (a)      (GRANT OF FURTHER LEASE) If:

                  (i)      (FURTHER TERM) a Further Term is specified in Item 8;

                  (ii) (LESSEE GIVES NOTICE) the Lessee notifies the Lessor not more than 12 months nor less than 9 months before the Terminating Date that it requires a further lease for the Further Term; and

                  (iii) (NO DEFAULT) at the date of that notice and at the Terminating Date there is no subsisting Event of Default by the Lessee of which the Lessee has been notified by the Lessor and:

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 12 OF 51

                           (A) (IF CAPABLE OF REMEDY) which has not been remedied to the reasonable satisfaction of the Lessor within the time specified in a notice given under clause 12.1 or waived in writing by the Lessor; or

                           (B) (IF NOT CAPABLE OF REMEDY) if not capable of remedy, for which the Lessee has not paid the Lessor reasonable compensation,

                  the Lessor shall grant to the Lessee a lease of the Premises for the Further Term commencing on the day after the Terminating Date.

         (b) (CONDITIONS OF FURTHER LEASE) That lease for a Further Term will be on the same conditions as this Lease except that:

                  (i) (TERM) the term to be specified in Item 5 of the lease for the Further Term will be the relevant period specified in Item 8;

                  (ii) (COMMENCING DATE) the date to be specified in Item 6 of the lease for the Further Term will be the day after the Terminating Date of the immediately preceding Term;

                  (iii) (TERMINATING DATE) the date to be specified in Item 7 of the lease for each Further Term will be the last day of the term specified in Item 8 calculated from the commencing date of the lease for that Further Term determined under Paragraph (ii);

                  (iv) (RENT) the amount of Rent to be specified in Item 9 of the lease for the Further Term will be as agreed under clause 3.2(c) or if no agreement is reached under that clause as determined under clauses 4.4,
                           4.5 and 4.6 as if the commencing date of the lease for the Further Term was a Market Review Date;

                  (v) (REVIEW DATES) the Review Dates specified in Item 10 shall be omitted and replaced with the Review Dates specified in Item 13;

                  (vi) (FURTHER OPTIONS) the number of Further Terms specified in Item 8 shall be reduced by one from the number specified in Item 8 of this Lease; and

                  (vii) (LAST FURTHER LEASE) if in any lease for the Further Term the number of Further Terms specified in Item 8 would by the operation of Paragraph (vi) be zero, then Item 13 and this clause 3.2 will not be included in that further lease so that the last further lease will end on the last day of the last occurring Further Term specified in Item 8 of this Lease.

         (c)      (EARLY DETERMINATION OF MARKET RENT)

                  (i) If the Lessee wishes to know the Rent for the first year of the Further Term prior to exercising its option for a Further Term, the Lessee may give notice to the Lessor seeking a determination of the Market Rent for the Further Term (such notice being given no earlier than 15 months and no later than 12 months prior to the Terminating Date of the Lease).

                  (ii) The Lessor must give the Lessee a notice with the Lessor's assessment of the Market Rent to apply in the first year of the Further Term within 10 Business Days after the Lessee gives a notice under clause 3.2(c)(i).

                  (iii) Upon receipt of the Lessor's assessment of Market Rent under clause 3.2(c)(ii), the parties agree to negotiate in good faith to agree upon the Market Rent to apply in the first year of the Further Term for a period of up to 3 months after the Lessor's notice of assessment of Market Rent is received by the Lessee.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 13 OF 51

                  (iv) If the parties fail to reach agreement under clause 3.2(c)(iii), clause 3.2(b)(iv) continues to apply.

3.3      HOLDING OVER

         If the Lessor does not indicate refusal to the Lessee continuing to occupy the Premises beyond the Terminating Date (otherwise than under a lease for a Further Term) then:

         (a) (MONTHLY TENANCY) the Lessee does so as a monthly tenant and shall pay Rent and Outgoings:

                  (i) monthly in advance, the first payment to be made on the day following the Terminating Date; and

                  (ii) equal to one-twelfth of the annual rate of Rent and Outgoings payable immediately prior to the Terminating Date;

         (b) (DETERMINATION) the monthly tenancy is determinable at any time by either the Lessor or the Lessee by one month's notice given to the other, to end on any date, but otherwise the tenancy will continue on the conditions of this Lease as far as they may apply to a monthly tenancy.

4.       RENT

4.1      PAYMENT OF RENT

         (a) (RENT) The Lessee shall pay Rent to the Lessor at the relevant rate from time to time:

                  (i)      (NO DEMAND) without demand;

                  (ii) (NO DEDUCTION) without any deduction, abatement, counterclaim or right of set-off except to the extent that it is expressly provided for in this Lease; and

                  (iii) (INSTALMENTS) by equal monthly instalments (and proportionately for any part of a month) in advance on the first Business Day of each month.

         (b) (AS DIRECTED BY LESSOR) All instalments of Rent shall be paid to the place and in the manner directed by the Lessor from time to time provided at least 10 Business Days notice of any change in the place or manner of payment is given.

4.2      RENT COMMENCEMENT

         The first instalment of Rent shall be paid on the Commencing Date.

4.3      DELETED

4.4      MARKET REVIEW OF RENT

         Should the Lessor wish to review the Rent as at a Market Review Date, then not earlier than 3 months before and not later than 3 months after the Market Review Date (time being of the essence) the Lessor may notify the Lessee of the Lessor's assessment of the Market Rent for the Premises at the particular Market Review Date. This assessment shall take into account the criteria contained in clause 4.5(g) which apply at that particular Market Review Date and, if applicable, clause 4.6.

4.5      LESSEE'S DISPUTE OF RENT

         If the Lessee disagrees with the Lessor's assessment of the Market Rent and the Lessor and the Lessee are unable to agree on the Market Rent to apply from a particular Market Review Date then the following procedure applies.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                 PAGE 14 OF 51

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067

         (a) (LESSEE TO GIVE NOTICE) The Lessee shall within 30 Business Days of being notified of the Lessor's assessment of the Market Rent (time being of the essence) notify the Lessor that the Lessee requires the Market Rent to be determined in accordance with this clause 4.5.

         (b)      (i)      (NOMINATION OF VALUERS) Each of the Lessee and the
                           Lessor shall, within 10 Business Days of service of the Lessee's notice under clause 4.5(a), by notice nominate a Valuer to the other and shall formally appoint that Valuer.

                  (ii) (NOMINATION OF UMPIRE) Where two Valuers have been nominated they shall, within 5 Business Days of the date of the later nomination and prior to making their determination as to the Market Rent for the Premises, agree upon and nominate an Umpire to determine any disagreement which may arise between them.

                  (iii) (FAILURE TO AGREE) If the Valuers cannot agree on or fail to nominate an Umpire within 5 Business Days of the date of the later nomination then either Valuer, the Lessor or the Lessee may request the President of the Australian Institute to nominate the Umpire.

         (c)      (VALUER'S DETERMINATION) Subject to clauses 4.5(d), (e) and
                  (f), the nominated Valuers shall within 20 Business Days of the later nomination jointly determine the Market Rent of the Premises having regard to clause 4.5(g) as at that particular Market Review Date.

         (d) (CONSEQUENCES OF LESSEE'S FAILURE) If the Lessee fails to nominate a Valuer in accordance with clause 4.5(b) within the time required:

                  (i) (DETERMINATION BY LESSOR'S VALUER) the determination of the Market Rent shall be made by the Lessor's Valuer within 20 Business Days after being nominated, and his determination will be final and binding on the parties as if he had been appointed by Consent; and

                  (ii) (COSTS) the Costs of the Lessor's Valuer's determination shall be apportioned equally between the Lessor and Lessee.

         (e) (CONSEQUENCES OF LESSOR'S FAILURE TO NOMINATE VALUER) If the Lessee nominates a Valuer under clause 4.5(b) within the time required, but the Lessor fails to do so:

                  (i) (DETERMINATION BY LESSEE'S VALUER) the determination of the Market Rent shall be made by the Lessee's Valuer within 20 Business Days after being nominated, and his determination will be final and binding on the parties as if he had been appointed by Consent; and

                  (ii) (COSTS) the Costs of the Lessee's Valuer's determination shall be apportioned equally between the Lessor and Lessee.

         (f)      (i)      (PROCEDURE IN EVENT OF DISAGREEMENT BETWEEN VALUERS)
                           Should the Valuers be unable to agree on the Market
                           Rent for the Premises within the time required then the Market Rent shall be determined by the Umpire under clause 4.5(f)(iii).

                  (ii) (PROCEDURE WHERE VALUER FAILS TO ASSESS) If either or both of the Valuers for any reason fail to assess the Market Rent within the time required for them to make a determination, then either Valuer, the Lessor or the Lessee may request the Umpire to determine the Market Rent.

                  (iii) (UMPIRE'S DETERMINATION) If it becomes necessary for the Umpire to determine the Market Rent, his determination will be final and binding on the parties and:

                           (A) (EVIDENCE OF VALUERS) in making his or her determination the Umpire shall have regard to any evidence submitted by the Valuers as to their assessments of the Market Rent;

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 15 OF 51

                           (B) (WRITTEN DETERMINATION) the Umpire shall give his determination and the reason for it in writing to the Lessor and the Lessee within 20 Business Days of request for it in accordance with this Lease by the Lessor, the Lessee or the Valuers (or any of them); and

                           (C)      (UMPIRE'S MAXIMUM) the Umpire's
                                    determination shall not be more than the highest Market Rent as assessed by either Valuer under this clause 4.5.

         (g) (MARKET RENT CRITERIA) In determining the Market Rent each Valuer (including the Umpire) shall be taken to be acting as an expert and not as an arbitrator, and shall determine the Market Rent for the Premises as at the particular Market Review Date having regard to the terms of this Lease and shall:

                  (i)      (EXCLUSIONS) disregard:

                           (A) (GOODWILL) the value of any goodwill of the Lessee's Business, the Lessee's Fitout and Fittings and any other interest in the Premises created by this Lease; and

                           (B) (MONEY FROM OCCUPATIONAL ARRANGEMENT) any sublease or other sub-tenancy agreement or occupational arrangement in respect of any part of the Land and any rental, fees or money payable under any of them; and

                  (ii)     (CONSIDERATIONS) have regard to:

                           (A) (LENGTH OF TERM) the length of the whole of the Term, disregarding the fact that part of the Term will have elapsed at the Market Review Date, and have regard to the provisions of any options for a Further Term;

                           (B) (COMPARABLE PREMISES AND LOCATIONS) the rates of rent payable for comparable premises in comparable locations;

                           (C) (ALL COVENANTS OBSERVED) all covenants on the part of the Lessee and the Lessor in this Lease and assume that all covenants on the part of the Lessee have been fully performed and observed on time; and

                           (D) (OUTGOINGS) the Lessee's obligation to pay the Lessee's Proportion of Outgoings; and

                           (E) (RENT REVIEW) the frequency of market and other Rent reviews; and

                  (iii)    (ASSUMPTION) assume that:

                           (A) the Premises are available for use for the primary purpose for which the Premises may be used in accordance with this Lease;

                           (B) there has been no fair wear and tear of the Premises since the Effective Date; and

                           (C) any buildings which have been removed pursuant to clause 7.11(d) have not been removed.

         (h) (COSTS OF VALUERS) The Costs incurred in the determination of the Market Rent under this clause 4.5 shall be borne by the Lessor and by the Lessee in the following manner:

                  (i) (VALUER) subject to clauses 4.5(d)(ii) and (e)(ii), for the Costs of each Valuer appointed by a party, by the party who appoints that Valuer; and

                  (ii) (UMPIRE) for the Costs of the Umpire, by the parties equally.

         (i) (DATE OF EFFECT OF DETERMINATION OF MARKET RENT) Subject to clauses 4.5(j) and 4.6, any variation in the Rent resulting from a determination of the Market Rent under clause 4.4 and/or 4.5 (as appropriate) will be effective on and from that particular Market Review Date.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 16 OF 51

         (j) (PAYMENT OF RENT PENDING REVIEW) Where there is a dispute as to the Market Rent under clause 4.4 after the relevant Market Review Date or the revised Rent is not known at a Market Review Date then the amount of Rent payable by the Lessee from the Market Review Date pending the resolution of that dispute or the determination of the Market Rent shall be the Rent payable immediately before the relevant Market Review Date.

         (k) (ADJUSTMENT) On resolution of the dispute or the Market Rent being determined, if the Rent payable for the period commencing on the Market Review Date is determined to be greater than that paid by the Lessee since the Market Review Date, then the Lessee shall pay the deficiency to the Lessor within 10 Business Days of the date of determination of the Market Rent under clause 4.4 or the determination of the Market Rent by the Valuers or by the Umpire under this clause
                  4.5 (as the case may be).

4.6      MAXIMUM INCREASE ON REVIEW

         Despite any other provision of this Lease the annual Rent payable from any Review Date following a review of the Rent under clause 4.4 (and, if applicable, clause 4.5) shall in no circumstances be:

         (a) less than the annual Rent payable in the Lease Year immediately prior to that Review Date; or

         (b) in the case of a Market Review (other than at the Commencing Date of a Further Term):

                  (i) greater than the Rent payable in the Lease Year immediately prior to the Market Review Date plus 10%; or

                  (ii)     less than the annual Rent determined under clause
                           4.7.

4.7      FIXED REVIEW

         On each Fixed Review Date, the Rent shall increase to 103% of the Rent payable immediately prior to that Fixed Review Date.

5.       OUTGOINGS

5.1      SERVICES

         (a) (METERS) The Lessor shall ensure that all Services supplied to the Premises are separately metered.

         (b) (COSTS) The Lessee shall pay all Costs for all Services supplied to the Premises (but with respect to water, the obligation under this clause 5.1(b) is limited to water usage and consumption charges).

5.2      CLEANING

         The Lessee shall at its own Cost ensure that the Premises are kept clean.

5.3      OUTGOINGS

         The Lessee shall pay to the Lessor for each Lease Year an amount equal to the Lessee's Proportion of the Outgoings in accordance with this clause 5. This obligation shall not extend to any fines, penalties or interest on the Outgoings which arise because of the Lessor's delay in payment or the Lessor's delay in providing relevant invoices and accounts to the Lessee for payment.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 17 OF 51

5.4      LESSOR'S ESTIMATE

         The Lessor may:

         (a) (NOTIFICATION OF ESTIMATE) before or during each Lease Year notify the Lessee of the Lessor's reasonable estimate of the Lessee's Proportion of Outgoings for that Lease Year; and

         (b) (ADJUSTMENT OF ESTIMATE) from time to time during that Lease Year by notice to the Lessee adjust the reasonable estimate of the Lessee's Proportion of Outgoings as may be appropriate to take account of changes in any of the Outgoings.

5.5      PAYMENTS ON ACCOUNT

         The Lessee shall pay on account the amount of the estimates of the Lessee's Proportion of Outgoings provided for in clause 5.4 by equal monthly instalments in advance on the same days and in the same manner as the Lessee is required to pay Rent.

5.6      YEARLY ADJUSTMENT

         (a) (LESSOR'S NOTICE) As soon as practicable after the end of each Lease Year the Lessor shall give to the Lessee a notice with reasonable details and reasonable evidence of the Outgoings for that Lease Year.

         (b) (ADJUSTMENT OF PAYMENTS ON ACCOUNT) The Lessee shall within 10 Business Days after the date of the notice referred to in clause 5.6(a) pay to the Lessor or the Lessor shall pay to the Lessee (as appropriate) the difference between the amount paid on account of the Lessee's Proportion of Outgoings during that Lease Year and the amount actually payable in respect of it by the Lessee, so that the Lessee shall have paid the correct amount of the Lessee's Proportion of Outgoings for that Lease Year.

         (c) (AUDITED STATEMENT) If the Lessee disagrees with the details, amounts or calculations contained in the notice referred to in clause 5.6(a), the Lessee may require the Lessor to give the Lessee an audited statement of the Outgoings for that Lease Year prepared by a chartered accountant reasonably approved by the Lessee (or failing approval within 5 Business Days of the request for the statement, selected by the President of the Institute of Chartered Accountants at the request of either the Lessor or the Lessee). The Lessor shall have 20 Business Days after a request from the Lessee within which to provide the statement.

         (d) (READJUSTMENT) If the amounts shown in the audited statement are different from the amounts shown in the Lessor's notice given under clause 5.6(b), the amount of Outgoings shall be readjusted so that the Lessee shall have paid the correct amount of the Lessee's Proportion of Outgoings for that Lease Year.

5.7      GST

         (a) (GENERAL) Capitalised expressions which are not defined in this clause but which have a defined meaning in the GST Law have the same meaning in this clause.

         (b)      (PAYMENT OF GST) The parties agree that:

                  (i) all Payments have been set or determined without regard to the impact of GST;

                  (ii) if the whole or any part of a Payment is the consideration for a Taxable Supply for which the payee is liable for GST, the GST Amount in respect of the Payment must be paid to the payee as an additional amount, either concurrently with the Payment or as otherwise agreed in writing; and

                  (iii)    the payee will provide to the payer a Tax Invoice.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 18 OF 51

         (c) (NET OF CREDITS) Despite any other provision of this lease, if a Payment due under this lease (including any contribution to Outgoings) is a reimbursement or indemnification by one party of an expense, loss or liability incurred or to be incurred by the other party, the Payment shall exclude any part of the amount to be reimbursed or indemnified for which the other party can claim an Input Tax Credit.

         (d) (TPA) Each party will comply with its obligations under the Trade Practices Act 1974 in respect of any Payment to which it is entitled under this lease.

6.       USE OF PREMISES

6.1      PERMITTED USE

         The Lessee shall:

         (a) (LESSEE'S BUSINESS) not without the Lessor's Consent use the Premises for any purpose other than those specified in Item 11;

         (b)      (NON RESIDENCE) not use the Premises as a residence;

         (c) (NO ANIMALS OR BIRDS) not keep any animals or birds in the Premises; and

         (d) (PESTS AND VERMIN) at its own Cost keep the Premises free and clear of pests, insects and vermin.

6.2      OVERLOADING

         The Lessee shall not during the Term place or store any heavy articles or materials on any of the floors of, the Premises or the Building in a manner significantly differently from that at the Effective Date, without the Lessor's consent.

6.3      OTHER ACTIVITIES BY LESSEE

         The Lessee shall:

         (a) (APPURTENANCES) not use the Appurtenances in the Premises for any purpose other than those for which they were designed, and shall not place in the Appurtenances any substance which they were not designed to receive;

         (b) (AIR-CONDITIONING AND FIRE ALARM EQUIPMENT) where any air-conditioning or fire alarm system of the Lessor is installed in the Premises, not interfere (other than in accordance with clause 7.1) with that system nor obstruct or hinder access to it;

         (c)      (NOT ACCUMULATE RUBBISH) keep the Premises reasonably clean;

         (d) (NOT THROW ITEMS FROM WINDOWS) not throw anything out of the windows or doors of the Building or down the lift shafts, passages or skylights or into the light areas of the Building (if they exist), or deposit waste paper or rubbish anywhere except in proper receptacles, or place anything on any sill, ledge or other similar part of the exterior of the Building; and

         (e)      (INFECTIOUS DISEASES) if any infectious illness occurs in the
                  Premises:

                  (i) (NOTIFY LESSOR) immediately notify the Lessor and all proper Authorities; and

                  (ii) (FUMIGATE) where that illness is confined to the Premises, at its Cost thoroughly fumigate and disinfect the Premises to the satisfaction of the Lessor and all relevant Authorities.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 19 OF 51

6.4      FOR SALE/TO LET

         The Lessor is entitled:

         (a) (ADVERTISING FOR LEASE) where the Lessee has not given notice under clause 3.2(a)(ii), but only during the last three months of the Term, to place advertisements and signs on the part(s) of the Premises as are reasonably appropriate to indicate that the Premises are available for lease;

         (b) (INSPECTION BY PROSPECTIVE TENANTS) subject to the same limitations as in Paragraph (a), at all reasonable times and on reasonable notice (but where possible outside the usual trading hours of the Lessee) to show prospective tenants through the Premises;

         (c) (ADVERTISING FOR SALE) to place advertisements and signs on the part(s) of the Premises as it reasonably considers appropriate to indicate that the Premises are for sale; and

         (d) (INSPECTION BY PROSPECTIVE PURCHASERS) at all reasonable times and on reasonable notice (but where possible outside the usual trading hours of the Lessee), to show prospective purchasers through the Premises.

         The Lessor may only exercise its rights under this clause 6.4 in the presence of a representative of the Lessee after signing and/or procuring signing by the Lessor's invitees of such confidentiality agreements as the Lessee may reasonable require. In exercise of those rights the Lessor must minimise any inconvenience or disruption to the Lessee or the Lessee's Business.

7.       MAINTENANCE, REPAIRS, ALTERATIONS AND ADDITIONS

7.1      REPAIRING OBLIGATIONS

         (a)      (GENERAL) The Lessee:

                  (i) must, during the Term and any extension or Further Term or any holding over, keep the Premises in good repair and condition including any structural or capital maintenance, replacement or repair having regard to their state of repair and condition at the Effective Date, to the extent required by clauses 7.1(d) and 13; and

                  (ii) acknowledges and agrees that subject to clauses 5.4, 5.6, 9.2, 11, 12.4, 15.2 and 15.5(b) and (c), the
                           Lessor is not responsible for any costs and expenses in relation to the Premises during the Term and any extension or Further Term or any holding over.

         (b) (EXCLUSIONS) Despite clause 7.1, the Lessee has no obligation to carry out any works which relate to:

                  (i)      (FAIR WEAR AND TEAR) fair wear and tear;

                  (ii) (INSURANCE) damage to the Premises caused by fire, storm or tempest or any other risk covered by any insurance taken out by the Lessor in respect of the Premises (other than where any insurance money is irrecoverable through the act, omission, neglect, default or misconduct of the Lessee or the Lessee's Employees);

                  (iii) (LESSOR'S ACT OR OMISSION) patent or latent damage to the Premises caused or contributed to by any wilful or negligent act or omission of the Lessor or its Employees; and

         (c) (STRUCTURAL REPAIR) Subject to clauses 15.2 and 15.5(c), nothing in this Lease requires the Lessor to carry out any structural or capital maintenance, replacement or repair except where rendered necessary by any

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 20 OF 51

                  wilful or negligent act or omission of the Lessor or the Lessor's Employees, which maintenance, replacement or repair the Lessor must attend to promptly after notice from the Lessee.

         (d)      (COMPLIANCE WITH LAWS AND REQUIREMENTS)

                  The Lessee shall during the Term, subject to clauses 7.1(b)(i), (ii) and (iii), 7.1(e), 7.11, 15.2 and 15.5(c),
                  comply with any Law or Requirement affecting the Premises (including any underground storage tanks and any Environmental contamination associated with them), the Lessee's use of the Premises and the Lessee's Fitout and Fittings except that the Lessor must, at its Cost, promptly comply with these Laws or
                  Requirements:

                  (i) if the Lessor or the Lessor's Employees have taken action or refrained from taking action that directly or indirectly has a material effect in causing the Law or Requirement to apply, be issued or enforced; or

                  (ii) if the Lessor or the Lessor's Employees have taken action or refrained from taking action that directly or indirectly has a material effect in causing the Law or Requirement to apply, be issued or enforced by doing works on the Land or any adjoining land; or

                  (iii) if the Lessor or the Lessor's Employees have taken action or refrained from taking action that directly or indirectly has a material effect in causing the Law or Requirement to apply, be issued or enforced because of any subdivision, re-configuration of other dealing with the Land.

         (e)      (OPTIONS TO TERMINATE OR SURRENDER)

                  (i) If there is a change in Law or a Requirement requiring the demolition or substantial upgrade of Buildings on the Premises, then the Lessee may at its option:

                           (A) terminate this Lease by giving notice to the Lessor together with the Termination Payment; or

                           (B) partially surrender this Lease by giving to the Lessor a surrender of lease in registrable form with respect to the relevant part of the Premises (and any ancillary areas) affected by the change in Law or Requirement together with the Termination Payment. Unless access can be provided to the surrendered area in accordance with clause 7.1(e)(iv)(B), in determining the area to be partially surrendered the Lessee must ensure that the surrendered area is not landlocked.

                  (ii) At any time during the Term the Lessee may at its option and at its Cost:

                           (A) partially surrender this Lease by giving to the Lessor a surrender of lease in registrable form with respect to the relevant part of the Premises together with the Termination Payment; and

                           (B) in determining the area to be partially surrendered the Lessee must:

                                    (1)      ensure that there is 6 metres
                                             clearance from the perimeter of the
                                             surrendered area to the nearest
                                             building; and

                                    (2)      unless access can be provided to
                                             the surrendered area in accordance
                                             with clause 7.1(e)(iv)(B) ensure
                                             that the surrendered area is not
                                             landlocked.

                  (iii) Neither party will have any further obligation to the other under this Lease following the date of service on the Lessor of the termination notice or partial surrender of lease and the relevant Termination Payment under clause 7.1(e)(i) or 7.1(e)(ii) (but limited with respect to the area of the

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 21 OF 51

                           Premises surrendered in the case of clauses
                           7.1(e)(i)(B) and 7.1(e)(ii)), except for any pre-existing breach.

                  (iv)     If clause 7.1(e)(i)(B) or 7.1(e)(ii) applies:

                           (A) the Rent and Outgoings under this Lease shall reduce proportionately by reference to the area of the Premises surrendered (with any dispute to be determined under clause
                                    14) with effect from the date of service on the Lessor of the notice of termination or partial surrender of lease and the relevant Termination Payment (as the case may be);

                           (B) the Lessee must permit the Lessor and persons authorised by it to have a reasonable means of access through the Premises to the surrendered area, so long as that means of access and the use of it do not have a material adverse impact on the Lessee's use or operation of the Premises; and

                           (C) the definition of Outgoings will be amended to include reasonable security costs actually incurred by the Lessor arising from multiple occupancies of the Land.

7.2      LESSOR'S RIGHT OF INSPECTION

         The Lessor may in the presence of a responsible officer of the Lessee at all reasonable times on giving to the Lessee reasonable notice enter the Premises and view the state of repair and condition.

7.3      ENFORCEMENT OF REPAIRING OBLIGATIONS

         The Lessor may:

         (a) (SERVE NOTICE) notify the Lessee of any failure by the Lessee to carry out within the time allowed by this Lease any repair, replacement or cleaning of the Premises which the Lessee is obliged to do under this Lease; and/or

         (b) (CARRY OUT REPAIR) require the Lessee to carry out that repair, replacement or cleaning within a reasonable time. If the Lessee fails to do so within a reasonable time having regard to the nature of the defect complained of and the length of time reasonably required to remedy that defect, the Lessor may elect to carry out that repair, replacement or cleaning at the Lessee's Cost (but wherever possible outside the usual operating hours of the Lessee). The Lessee shall on demand reimburse the Lessor for those Costs. The Lessor in exercise of its rights under this clause 7.3(b) shall:

                  (i) sign and/or procure signing by the Lessor's invitees of such confidentiality agreements as the Lessee may reasonably require;

                  (ii) endeavour not to cause any undue inconvenience to the Lessee and the conduct of the Lessee's Business; and

                  (iii) make good any damage caused to the Premises without delay.

7.4      LESSOR MAY ENTER TO REPAIR, DECONTAMINATE

         If:

         (a) (LESSOR WISHES TO REPAIR) the Lessor wishes to carry out any repairs to the Premises considered necessary or desirable by the Lessor or in relation to anything which the Lessor is obliged to do under this Lease; or

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 22 OF 51

         (b) (REQUIREMENTS OF AUTHORITY) any Authority requires any repair or work to be undertaken on the Premises (including any decontamination, remediation or other cleanup) which the Lessor must or in its absolute discretion elects to do and for which the Lessee is not liable under this Lease, then the Lessor, its architects, workmen and others authorised by the Lessor may at all reasonable times on giving to the Lessee reasonable notice enter and carry out any of those works and repairs. In so doing the Lessor shall:

         (c) sign and/or procure signing by the Lessor's Employees of such confidentiality agreements as the Lessee may reasonably require;

         (d) endeavour not to cause undue inconvenience to the Lessee and the conduct of the Lessee's Business, and

         (e)      make good any damage caused to the Premises without delay.

         The Lessor shall indemnify the Lessee on demand in respect of all Claims incurred or suffered by the Lessee as a consequence of the carrying out of works under this clause 7.4.

7.5      DELETED

7.6      ALTERATIONS TO PREMISES

         (a) (NO CONSENT REQUIRED) The Lessee is entitled to carry out any Proposed Work on or to the Premises without the need to seek or obtain Lessor's Consent except that the Lessee must obtain the Lessor's Consent prior to carrying out any structural Proposed Works which materially increase the footprint of the Buildings on the Premises, such Consent not to be unreasonably withheld or delayed.

         (b) (DEEMED CONSENT) If the Lessor does not respond conclusively to a request for Consent within 20 Business Days of the written request being served on it, the Lessor is deemed to have Consented to the relevant request.

         (c) (APPROVALS) The Lessee shall obtain all necessary approvals or permits before carrying out the Proposed Work.

         (d) (LESSOR TO ASSIST) The Lessor shall at the Lessee's Cost without delay do all acts and sign all documents to enable the Lessee to obtain the approvals and permits referred to in clause 7.6(c) and otherwise to enable the Lessee to carry out any Proposed Work in accordance with this Lease.

         (e) (SPECIFIC PROPOSED WORKS) Despite clause 7.6(a), the Lessor gives its consent to Proposed Work:

                  (i) which relates to installation and removal of the Lessee's plant and equipment, including bolting or affixing to the floors of the Premises, subject to clauses 6.2 and 13; and

                  (ii) which involves the Lessee installing the following items:

                           (A) inverted box culvert sections along the western drain within the Premises;

                           (B)      block retaining wall; and

                           (C)      sprayed concrete drain batter lining,

                  and the Lessee agrees to do this work promptly after the Effective Date.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 23 OF 51

         (f) (CONDITION) The Lessor, acting reasonably, may require the Lessee to carry out remediation works as a condition of the Lessor's Consent to Proposed Work where Consent is required under clause 7.6(a) if the Proposed Works will, if implemented:

                  (i) trigger a Requirement to carry out those remediation works; or

                  (ii) render the Premises unsuitable for the Permitted Use unless the remediation works are carried out with the Proposed Work.

7.7      NOTICE TO LESSOR OF DAMAGE, ACCIDENT ETC.

         The Lessee shall notify the Lessor of any:

         (a)      (ACCIDENT) accident to or in the Premises; and/or

         (b) (NOTICE) circumstances reasonably likely to cause any damage or injury to occur within the Premises,

         of which the Lessee has actual notice.

7.8      MAINTENANCE CONTRACTS

         The Lessee shall at its own Cost enter into maintenance contracts for the fire fighting services and equipment servicing the Premises with contractors approved by the Lessee and in a form and on terms (whether as to cost, standard of service or otherwise) reasonably acceptable to the Lessee.

7.9      DELETED

7.10     LESSEE'S FITOUT AND FITTINGS

         The Lessee's Fitout and Fittings shall at all times be and remain the property of the Lessee (or the lessor of the Lessee's Fitout and Fittings, if applicable) despite any particular method of annexation to the Premises.

7.11     TIMING FOR WORKS AND COMPLIANCE WITH REQUIREMENTS

         Despite any other provision of this Lease:

         (a) the Lessee may carry out any maintenance, repair or replacement or other works or comply with any Law or Requirement which it is required under this Lease to do or comply with at such time as the Lessee (acting reasonably) determines except that the Lessee must still comply with the timetable set out in the relevant Requirement to which any works relate; and

         (b) subject to clause 7.11(a), the Lessor agrees that the mere issue of a Requirement or the existence of a non-compliance with Law does not of itself:

                  (i)      trigger the Lessee's obligation to comply with it; or

                  (ii)     constitute a timetable to do any works; or

                  (iii)    constitute a breach of this Lease by the Lessee;

         (c) the Lessor cannot (and shall not) take any steps or exercise any rights under this Lease or otherwise to cause the Lessee to remedy the non-compliance with Law or comply with the Requirement (or do so itself under clause 7.3 or otherwise), unless:

                  (i)      clauses 7.11(a) applies; or

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 24 OF 51

                  (ii) the relevant Authority is taking active steps to require the Lessor to remedy the non-compliance or comply with the Requirement and the Lessor will be exposed to liability or Cost if it does not do so; and

         (d) the Lessee may, in its absolute discretion, elect to demolish any asbestos clad or roofed Buildings rather than comply with the relevant Law or Requirement but the Rent will not be reduced if the Lessee does so.

7.12     SET OFF PROCEDURE

         (a) (NOTICE) If the Lessee wishes to set off any amount against the Rent, the Outgoings or any other amounts under this Lease in exercise of its rights under this Lease to do so, then the Lessee must give notice to the Lessor of the amount involved, reasonable detail of what the set off relates to and the provision of this Lease with respect to which the right is proposed to be exercised.

         (b) (NO RESPONSE) If the Lessor does not respond to this notice within 20 Business Days of service of it (time being of the essence), the Lessee is entitled to exercise the set off rights referred to in the notice in accordance with this Lease.

         (c) (DISPUTE) If the Lessor by notice to the Lessee disputes the Lessee's notice given under clause 7.12(a) within 20 Business Days of service of it (time being of the essence) and that dispute is not resolved within 5 Business Days of service of the Lessor's notice, either party may refer the matter to an appropriate independent person for determination under clause
                  14. The Lessee may not exercise any set off rights until any dispute under this clause has been determined or resolved.

8.       ASSIGNMENT AND SUB-LETTING

8.1      NO DISPOSAL OF LESSEE'S INTEREST WITHOUT CONSENT

         (a) The Lessee may assign, transfer, sublet, licence or otherwise deal with or part with possession of the Premises or this Lease or any part of or any interest in them with the Consent of the Lessor which shall not be unreasonably withheld.

         (b) The Lessor Consents to all sub-leases, sub-licences or other sub-rights to occupy the Premises which are in existence as at the Effective Date, whether or not those arrangements have been documented or disclosed.

8.2      LESSOR'S OBLIGATION TO CONSENT

         The Lessor must give the Consent referred to in clauses 8.1 and 8.5 if the Lessee proves to the reasonable satisfaction of the Lessor that the incoming tenant is a respectable, responsible and solvent Person and, in the case of an assignment or transfer, who is reasonably capable of performing the Lessee's obligations under this Lease.

8.3      JAMES HARDIE INDUSTRIES N.V. PROVISIONS

         Despite clause 8.1, whilst the Lessee is James Hardie Australia Pty Limited or James Hardie Industries N.V. or a Related Body Corporate of either of those companies:

         (a) (SUBLETTING) the Lessee may sublet, licence or otherwise part with possession of the Premises without obtaining the Lessor's Consent if the proposed sublessee or licensee is James Hardie Australia Pty Limited or James Hardie Industries N.V. or a Related Body Corporate of either of those companies. The Lessee shall notify the Lessor upon granting a sublease or licence of this nature;

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 25 OF 51

         (b) (ASSIGNMENT) the Lessee may assign this Lease to a Related Body Corporate of James Hardie Australia Pty Limited or James Hardie Industries N.V. or to either of those companies without obtaining the Lessor's Consent but notice of the assignment must be given to the Lessor;

         (c) (SALE OF BUSINESS) if there is a sale to a purchaser of the business carried on by James Hardie Australia Pty Limited or James Hardie Industries N.V. (as the case may be) then the Lessor gives its consent to an assignment of this Lease to the purchaser;

         (d) (SHORT TERM SUBLEASE OR LICENCE) the Lessee may sublet or licence up to 1,000m2 of the Premises without the Lessor's Consent where the term of that sublease or licence (excluding any renewal or holding over period) does not exceed 12 months; and

         (e) (NOVATION) the Lessee may novate this Lease to a Related Body Corporate of James Hardie Australia Pty Limited or James Hardies Industries N.V. as long as at the same time the novation occurs the Lessee procures that a guarantee of the obligations of the new tenant under this Lease is given by James Hardie Industries N.V. in a form satisfactory to the Lessor (acting reasonably).

8.4      DEED

         If the Lessor requests it, the Lessee shall procure that any assignee or transferee of this Lease executes a direct covenant with the Lessor to observe the terms of this Lease in such forms as the Lessor may reasonably require including payment of reasonable legal costs.

8.5      CHANGE IN CONTROL

         (a)      If:

                  (i) the Lessee is a company which is neither listed nor directly or indirectly wholly-owned by a company which is listed on any recognised Stock Exchange; and

                  (ii) there is a proposed change in the shareholding of the Lessee or its holding company so that a different person or group of people will control the composition of the board of directors or more than 50% of the shares giving a right to vote at general meetings of the Lessee, then that proposed change in control is treated as a proposed assignment of this Lease and the Lessor's Consent must be obtained prior to the change in control taking effect.

         (b) The Lessor agrees that clause 8.5(a) will not apply to a change in shareholding or control where James Hardie Australia Pty Limited or a Related Body Corporate of James Hardie Australia Pty Ltd or James Hardie Industries N.V. remains or becomes:

                  (i)      the owner or ultimate holding company of the Lessee;
                           or

                  (ii) in control of the composition of the board of directors of the Lessee; or

                  (iii) in control of more than 50% of the shares giving a right to vote at general meetings of the Lessee.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067        PAGE 26 OF 51

9.       INSURANCE AND INDEMNITIES

9.1      INSURANCES TO BE TAKEN OUT BY LESSEE

         The Lessee shall:

         (a) (PUBLIC RISK) keep current during the Term (including any extension or Further Term or holding over) a public risk insurance policy with respect to the Premises, such policy to be for an amount of not less than the amount specified in Item 12;

         (b) (APPROVED INSURERS) ensure that all insurance policies maintained for the purposes of clause 9.1(a):

                  (i) (INSURANCE COMPANY) are taken out with an independent and reputable insurer; and

                  (ii) (AMOUNT) are for amounts and contain conditions reasonably acceptable to or reasonably required by the Lessor and/or the Lessor's insurer(s); and

         (c) (EVIDENCE OF INSURANCE) in respect of any policy of insurance to be effected by the Lessee under this clause 9.1, whenever reasonably required by the Lessor (but not more than once annually), give to the Lessor a copy of the certificate of currency; and

         (d) (INTEREST OF LESSOR) in respect of the policy of insurance to be effected by the Lessee under clause 9.1(a), ensure that the interest of the Lessor is noted,

         except that the Lessee will be deemed to have complied with clauses 9.1(a) to (d) if James Hardie Australia Pty Limited or James Hardie Industries N.V. or a Related Body Corporate of either of those companies is the Lessee and that Lessee is insured under the global insurance arrangements of either of those companies.

9.2      INSURANCES TO BE TAKEN OUT BY LESSOR

         The Lessor shall:

         (a) (PROPERTY INSURANCE) keep current during the Term including any extension or Further Term or holding over the property insurance for the Premises including loss of rent cover (capped at 18 months) referred to in paragraph (e) of the definition of Outgoings;

         (b) (APPROVED INSURERS) ensure that all insurance policies maintained for the purposes of clause 9.2(a):

                  (i) (INSURANCE COMPANY) are taken out with an independent and reputable insurer; and

                  (ii) (AMOUNT) are for amounts and contain conditions reasonably acceptable to or reasonably required by the Lessee and/or the Lessee's insurer(s); and

         (c) (EVIDENCE OF INSURANCE) in respect of any policy of insurance to be effected by the Lessor under this clause 9.2, whenever reasonably required by the

                  Lessee (but not more than once annually), give to the Lessee a copy of the certificate of currency and reasonable details of the policy coverage; and

         (d) (INTEREST OF LESSEE) in respect of the policy of insurance to be effected by the Lessor under clause 9.2(a), ensure that any interest of the Lessee is noted.

9.3      DEDUCTIBLES

         The Lessor will not object to any reasonable deductibles contained in any insurances effected or required to be effected by the Lessee pursuant to clause 9.1 provided that the Lessee will indemnify the Lessor to the extent of the deductible applicable under a Claim to which those insurances apply.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                 PAGE 27 OF 51

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067

9.4      INFLAMMABLE SUBSTANCES

         The Lessee shall not:

         (a) (REASONABLE QUANTITIES) other than as is necessary for the Lessee's Business, store chemicals, inflammable liquids, acetylene gas or alcohol, volatile or explosive oils, compounds or substances on or in the Premises; or

         (b) (USE) use any of those substances or fluids in the Premises for any purpose other than the Lessee's Business.

         This clause 9.4 does not apply to anything in underground storage tanks on the Premises which exist at the Effective Date.

9.5      EFFECT ON LESSOR'S INSURANCES

         The Lessee shall not without the Lessor's Consent, do anything to or on the Premises which will or may:

         (a) (INCREASE THE RATE OF INSURANCE) increase the rate of any insurance on the Premises or on any property in them, of which the Lessee has been notified by the Lessor, without paying to the Lessor an amount equal to the amount of that increase; or

         (b) (AVOID INSURANCE) vitiate or render void or voidable any insurance, of which the Lessee has been notified by the Lessor, in respect of the Premises or any property in them.

9.6      INSURANCE PROPOSAL BY THE LESSEE

         (a) If the Lessee is of the opinion that the Lessee will be able to procure the same insurance required to be obtained by the Lessor under clause 9.2(a) at a more competitive premium or on better terms, the Lessee may by notice in writing to the Lessor propose that it take out a policy for the insurance referred to in clause 9.2(a), noting the Lessor's interests as landlord (INSURANCE PROPOSAL). The Lessee can only submit an Insurance Proposal once per year.

         (b) The insurer proposed must be either rated A or higher by S&P or Moodys or a global insurer with respect only to the industrial special risks component of the Insurance Proposal.

         (c) The Lessor must not unreasonably withhold, condition or delay its approval of an Insurance Proposal.

         (d) If the Lessor approves the Insurance Proposal, the Lessee must promptly take out the insurance policy proposed under the Insurance Proposal (or, if the Lessor has failed to effect insurance under clause 9.2(a), the Lessee may take out the insurance policy anticipated by that clause) noting the Lessor's interests as landlord and, if required by the Lessor in writing, must note the interest of any financier to the Lessor and any mortgagee of the Land.

         (e) If the Lessee effects insurance under clause 9.6(d) and the Lessor is not named as an insured party, the Lessee shall reimburse the Lessor for any premiums for "difference in cover" insurance the Lessor is required to effect as a result of the requirements of its financiers, capped at 3% of the premiums payable by the Lessee under its Insurance Proposal.

9.7      INDEMNITIES

         Even if:

         (a) (AUTHORISATION) a Claim results from something the Lessee may be authorised or obliged to do under this Lease; and/or

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                 PAGE 24 OF 51

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067

         (b) (WAIVER) a waiver or other indulgence has been given to the Lessee in respect of an obligation of the Lessee under this clause 9.7,

         the Lessee, except to the extent caused or contributed to by the Lessor or its Employees but only to the extent caused or contributed to by the Lessee or its Employees, shall indemnify the Lessor in respect of all Claims for which the Lessor will or may be or become liable, whether during or after the Term, in respect of or arising directly or indirectly from:

         (c) (INJURY TO PROPERTY OR PERSON) any loss, damage or injury to property or person, in on or near the Premises caused or contributed to by:

                  (i)      (NEGLIGENCE) any wilful or negligent act or omission;

                  (ii)     (DEFAULT) any default under this Lease; and/or

                  (iii)    (USE) the use of the Premises,

                  by or on the part of the Lessee or the Lessee's Employees;

         (d) (ABUSE OF SERVICES) the negligent or careless use or neglect of the Services and facilities of the Premises or the Appurtenances by the Lessee or the Lessee's Employees or any other person claiming through or under the Lessee;

         (e) (WATER LEAKAGE) any overflow or leakage (including rain water or from any Service, Appurtenance or the Lessor's Fixtures) whether originating inside or outside the Premises; and

         (f) (PLATE GLASS) any loss, damage or injury relating to plate and other glass caused or contributed to by any act or omission on the part of the Lessee or the Lessee's Employees,

         but excluding any consequential loss.

10.      DAMAGE, DESTRUCTION AND RESUMPTION

10.1     DAMAGE TO OR DESTRUCTION OF PREMISES

         If at any time the Premises or any part of them are damaged or destroyed so that the Premises or any part of them are wholly or substantially unfit for the occupation and use of the Lessee or (having regard to the nature and location of the Premises and the normal means of access) are wholly or substantially inaccessible then, save where such damage or destruction arises out of the wilful or negligent act or omission of the Lessee or its Employees:

         (a)      (i)      (RENT AND OUTGOINGS ABATEMENT) the Rent, the
                           Outgoings and any other money payable periodically under this Lease, or a proportionate part of that Rent, the Lessee's Proportion of Outgoings or other moneys according to the nature and extent of the damage or destruction sustained, will abate; and

                  (ii) (REMEDIES SUSPENDED) all remedies for recovery of Rent, the Lessee's Proportion of Outgoings and other moneys (or that proportionate part of them, as the case may be) falling due after that damage or destruction will be suspended, until the Premises have been restored or made fit for the occupation and use or made accessible to a standard equivalent to that at the Effective Date and all Services, air conditioning and air ventilation systems and fire fighting services and equipment for the Premises have been repaired so that they operate at a standard not less than as at the Effective Date;

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         (b)      (TERMINATION BY LESSEE) if the Premises are substantially
                  destroyed, damaged or rendered inaccessible due to the wilful or negligent act or omission of the Lessor or by default by the Lessor under the Lease, the Lessee shall have the right to terminate the Lease by notice to the Lessor and to claim damages;

         (c)      (REINSTATEMENT BY LESSOR) unless:

                  (i) (NO INSURANCE MONEYS) the Lessor's insurance policies have been invalidated or payment of insurance moneys under the policies refused because of some wilful act or omission of the Lessee or the Lessee's Employees;

                  (ii) (LESSEE INSURES) if clause 9.6(d) applies, the Lessee does not make the proceeds of the insurance referred to in clause 9.2(a) available to the Lessor for reinstatement of the Premises; or

                  (iii)    (AGREEMENT) the parties agree otherwise,

                  the Lessor shall proceed with all reasonable expedition and diligence to reinstate the Premises and/or make the Premises fit for the occupation and use of and/or accessible to the Lessee to the standard required by clause 10.1(a);

         (d) (DETERMINATION BY LESSEE) where it is required under clause 10.1(c), unless the Lessor obtains all necessary development consents to authorise the necessary works to be done and provides reasonable written evidence of that to the Lessee within 6 months of the destruction or damage first occurring, then the Lessee may terminate this Lease by giving one month's notice to the Lessor. At the end of that notice period this Lease will be at an end;

         (e)      (i)      (DELAY IN REPAIR) if the Lessor is obliged under
                           clause 10.1(c) to do so, but does not:

                           (A) substantially commence the necessary works to make good the destruction or damage within 8 weeks, subject to any reasonable extension necessary to obtain approvals from any relevant Authority; and/or

                           (B) complete the necessary works to make good the destruction or damage within 9 months, subject to any reasonable extension necessary to obtain approvals from any relevant Authority, of it first occurring, then the Lessee may (by notice to the Lessor) proceed to cause the necessary works to be carried out and the Lessor shall allow the Lessee, its Employees, contractors and workmen access to the Land for that purpose; and

                  (ii) (COSTS) all Costs of any kind incurred by the Lessee under clause 10.1(e)(i) shall at the Lessee's option (but subject to clause 7.12):

                           (A) (DEMAND) be payable by the Lessor to the Lessee on demand on a full indemnity basis;

                           (B) (PROCEEDS) be paid from available proceeds of the insurance effected under clause 9.2(a), which the Lessor must promptly make available to the Lessee; or

                           (C)      (COMBINATION) be accounted for by a
                                    combination of the above in the Lessee's discretion,

                           until all Costs incurred by the Lessee have been recovered; and

         (f) (NO OBLIGATION TO RE-INSTATE) if the circumstances in clauses 10.1(c)(i) or (ii) exist, then the Lessor shall be under no obligation to reinstate the Premises or the means of access to them. In that case, either party may terminate this Lease by giving not less than one month's notice to the other.

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QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                 PAGE 30 OF 51

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10.2     RESUMPTION OF PREMISES

         If at any time the whole or any part of the Premises is resumed so that the residue of them is wholly or partially unfit for the occupation and use of the Lessee or (having regard to the nature and location of the Premises and the normal means of access) is wholly or partially inaccessible, then:

         (a) (RENT ABATEMENT) a proportionate part of the Rent, the Lessee's Proportion of Outgoings, and any other moneys payable periodically under this Lease, according to the nature and extent of the resumption and having regard to the resultant impact on the Lessee's trade and takings, will abate; and

         (b) (REMEDIES SUSPENDED) all remedies for recovery of that proportionate, part of the Rent, the Lessee's Proportion of Outgoings, and other moneys falling due after that resumption will be suspended.

10.3     LIABILITY

         Except under clause 10.1(b), neither the Lessor or the Lessee is liable because of the determination of this Lease under this clause 10. That determination will be without prejudice to the rights of either party in respect of any preceding breach or non-observance of this Lease.

10.4     DISPUTE

         Any dispute-arising under clauses 10.1 or 10.2 shall be determined by an appropriate independent person under clause 14.

11.      LESSOR'S COVENANTS AND WARRANTIES

11.1     QUIET ENJOYMENT

         If the Lessee pays the Rent and other money payable under this Lease and observes and performs its obligations under this Lease, the Lessee may occupy and enjoy the Premises during the Term and any extension or Further Term or holding over without any interruption by the Lessor or by any person rightfully claiming through, under or in trust for the Lessor, or the Lessor's Employees.

11.2     OUTGOINGS

         Without limiting the Lessor's rights of recovery under this Lease, and except where directly payable by the Lessee under this Lease, the Lessor shall pay all Outgoings promptly and, where applicable, by any due date for payment.

11.3     CONSENT OF MORTGAGEE

         The Lessor warrants that it has obtained all Consents (including Consents from any mortgagee of the Land) necessary for it to enter into this Lease.

11.4     DELETED

11.5     ACCESS

         The Lessor must provide the Lessee with access to the Premises 24 hours a day, 7 days a week.

11.6     MANAGEMENT OF LAND

         The Lessor covenants with the Lessee that it will not subdivide or reconfigure the Land or create any easement, covenant or other right unless it obtains the Consent of the Lessee (which Consent shall not be unreasonably withheld). The Lessee may only withhold its Consent under this clause 11.6 if the actions proposed by the Lessor

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         will have a material adverse impact on the Lessee's rights under this
         Lease or the Lessee's Business or the Lessee's use of the Premises or the Land. Any dispute under this Clause 11.6 may be referred by either party for determination under Clause 14.

11.7     CONSTRUCTION

         During any construction on the Land, the Lessor must:

         (a) (ACCESS) do all things necessary to minimise disturbance to the Lessee in its access to, use and occupation of the Premises;

         (b) (BUSINESS) do all things necessary to minimise disruption to the Lessee's Business conducted in the Premises.

11.8     COMPETITORS

         The Lessor covenants with the Lessee that it will not grant any lease or right of occupancy of or right to erect, install, affix, paint or otherwise display signage or advertising on any part of the Land or sell the Land or any part of it to any Competitor without the Consent of the Lessee.

11.9     BREACH OF WARRANTY OR COVENANT

         If the Lessor breaches clauses 11.5, 11.6, 11.7 or 11.8 then, without prejudice to any other rights or remedies the Lessee may have, the Lessee at any time and in its absolute discretion shall be entitled to give the Lessor notice of an intention to terminate this Lease unless the Lessor satisfies the conditions contained in the notice within 20 Business Days or such longer period as may be reasonably required having regard to the nature of the breach and the time reasonably required to remedy the breach (the REMEDY PERIOD). If the conditions are not satisfied within the Remedy Period, the Lessee may in its absolute discretion terminate this Lease at any time after that.

12.      DEFAULT AND DETERMINATION

12.1     DEFAULT

         Each of the following is an Event of Default (whether or not it is in the control of the Lessee):

         (a) (RENT IN ARREARS) the Rent or any part of it or any other money is in arrears and unpaid for 15 Business Days after it is due and has been demanded;

         (b) (FAILURE TO PERFORM OTHER COVENANTS) subject to clause 7.11, the Lessee fails to perform or observe any of its other obligations under this Lease within 15 Business Days or such longer period that may be reasonable in the circumstances after service of a notice requiring performance of the covenants; and

         (c)      (LIQUIDATION) the Liquidation of the Lessee.

12.2     FORFEITURE OF LEASE

         If an Event of Default occurs the Lessor may, without prejudice to any other Claim which the Lessor has or may have or could otherwise have against the Lessee or any other person in respect of that default, at any time:

         (a) (DETERMINATION BY RE-ENTRY) subject to any prior demand or notice as is required by Law and wherever possible, outside the normal trading hours of the Lessee, re-enter into and take possession of the Premises or any part of them (by force if necessary) and eject the Lessee and all other persons from them, in which event this Lease will be at an end; and/or

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         (b)      (DETERMINATION BY NOTICE) by notice to the Lessee determine this Lease, and from the date of giving that notice this Lease will be at an end.

12.3     WAIVER

         (a) (WAIVER BY LESSOR) No consent or waiver express or implied by the Lessor to or of any breach of any covenant, condition, or duty of the Lessee shall be construed as a consent or waiver to or of any breach of the same or any other covenant, condition or duty.

         (b) (WAIVER BY LESSEE) No consent or waiver express or implied by the Lessee to or of any breach of any covenant, condition, or duty of the Lessor shall be construed as a consent or waiver to or of any breach of the same or any other covenant, condition or duty.

12.4     LESSOR TO MITIGATE DAMAGES

         If the Lessee vacates the Premises, whether with or without the Lessor's Consent, or the Lessor terminates or forfeits this Lease, the Lessor shall take all reasonable steps to mitigate its loss and shall as soon as possible endeavour to re-let the Premises at a reasonable rent and on reasonable terms.

12.5     RECOVERY OF DAMAGES

         (a) (FUNDAMENTAL TERMS) The obligations contained in clauses 4.1, 4.2, 4.3, 4.4, 4.5, 5.3, 5.5, 6.1(a), 7.1(a) and (d), 7.6(a),
                  8.1, 9.1, 10.1 and 10.3 are agreed by the Lessor and the Lessee to be fundamental to this Lease.

         (b) (DAMAGES) If the Lessor determines this Lease pursuant to this clause 12 as a consequence of or in reliance upon a breach by the Lessee of one or more of the obligations contained in the provisions of this Lease referred to in clause 12.5(a) (whether alone or together with other obligations contained in this Lease) the Lessor shall, subject to clause 12.4, be entitled to damages for loss of the benefits which performance of all of the obligations and provisions of this Lease would, but for the determination, have conferred upon the Lessor, subject to the Lessor's duty to mitigate its loss.

12.6     INTEREST ON OVERDUE MONEY

         (a) (INTEREST) The Lessee shall pay to the Lessor interest at the Interest Rate on any Rent or other money due under this Lease (including money or Costs which are expressed to be payable or reimbursable to the Lessor on demand) but unpaid for 5 Business Days.

         (b)      (CONDITIONS) That interest shall:

                  (i) (ACCRUAL) accrue on a daily basis and be calculated on daily rests;

                  (ii) (PAYMENT) be payable on demand or, if no earlier demand is made, on the first Business Day of each month where an amount arose in the preceding month or months;

                  (iii) (CALCULATION) be calculated from the due date for payment of the Rent or other money (as appropriate) or, in the case of an amount payable by way of reimbursement or indemnity, the date of outlay or loss, if earlier, until the date of actual payment; and

                  (iv) (RECOVERY) be recoverable in the same manner as Rent in arrears.

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QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
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and Water Act 2000                                                 PAGE 33 OF 51

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13.      TERMINATION

13.1     YIELD UP

         In relation to the Premises, at the Terminating Date:

         (a) (REMOVE LESSEE'S FITOUT AND FITTINGS) if the Lessor so requests the Lessee shall or if the Lessee wishes to, the Lessee may remove from the Premises all the Lessee's Fitout and Fittings and any other property of the Lessee; and

         (b) (REMOVE BUILDINGS) where, after removal of the Lessee's Fitout and Fittings, 50% or less of the relevant Building to which the Lessee's Fitout and Fittings was attached remains, the Lessee must demolish the balance of the affected Building and remove any debris from the Premises; and

         (c) (ANY CONDITION) the Lessee can deliver them up to the Lessor in any condition, subject to performance of the Lessee's obligations in clause 7.1(d) which are due to be performed prior to the Terminating Date and under clause 13.1(a) and
                  (b).

13.2     FAILURE BY LESSEE TO REMOVE LESSEE'S FITOUT AND FITTINGS

         If the Lessee fails to remove the Lessee's Fitout and Fittings and other property of the Lessee when required to do so under clause 13.1 or following determination under clause 12.2, within 30 Business Days of notice to do so, the Lessor may cause the Lessee's Fitout and Fittings and other property of the Lessee to be removed and stored in such manner as the Lessor in its discretion thinks fit at the risk and Cost of the Lessee. The Lessee must also pay Rent and the Lessee's Proportion of Outgoings for any reasonable period in which the Lessor undertakes the Lessee's obligations under this clause 13.2.

13.3     FAILURE TO REMOVE

         If the Lessee fails to remove the Lessee's Fitout and Fittings and other property of the Lessee by the Terminating Date under clause 13.1 where the Lessor has not requested in writing that it do so, it shall then become the property of the Lessor.

14.      DISPUTES

14.1     APPOINTMENT OF EXPERT

         Any dispute arising under this Lease may at the request of either party be referred for determination by an appropriate independent person who is:

         (a)      (AGREED BY PARTIES) agreed between the Lessor and the Lessee;
                  or

         (b) (FAILING AGREEMENT) if they cannot agree, a member of a professional body nominated at the request of either the Lessor or the Lessee by the President of the Property Council of Australia Limited.

14.2     QUALIFICATIONS OF EXPERT

         The appointed person:

         (a) (EXPERIENCE) must have substantial experience in relation to disputes in the nature of the matter in dispute and where appropriate, in relation to premises of a similar type within the area in which the Premises are located or other comparable areas; and

         (b) (EXPERT) in making his determination shall act as an expert and not as an arbitrator.

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         His determination will be final and binding on the parties.

14.3     COST OF DETERMINATION

         The Cost of the appointed person's determination shall be borne by either or both of the parties (as determined by the appointed person) and if by both of the parties in the proportion between them as the person making the determination decides.

15.      ENVIRONMENTAL CONTAMINATION

15.1     LESSEE'S RESPONSIBILITY

         Despite any other provision of this Lease except clauses 15.4 and 15.5(a) and (b) and the Lessee's obligations with respect to underground storage tanks and any Environmental contamination associated with them under clause 7.1(d), the Lessee is not responsible for:

         (a) inground Environmental contamination of the Land or migrating onto or from the Land which exists at the Effective Date; or

         (b) for any Environmental contamination in, on, under or migrating onto or from the Land which occurs on and after the Effective Date which is not caused by the Lessee or its Employees.

15.2     LESSOR'S OBLIGATIONS AND INDEMNITY

         The Lessor shall:

         (a) (COMPLY) without delay, but subject to clauses 15.4 and 15.5(b) and (c):

                  (i) remediate any Environmental contamination referred to in clause 15.1 and which:

                           (A)      any Authority requires remediated; or

                           (B) the parties agree or the expert under clause 14 determines is required pursuant to clause 15.2(c); and

                  (ii) comply with the Requirements of any Authority and the Law with respect to the Environmental contamination referred to in clause 15.1; and

         (b) (INDEMNIFY) indemnify the Lessee against all Claims arising from the matters set out in clause 15.2(a) including any Costs arising from any agreement negotiated by or with the consent of the Lessor acting reasonably with any Authority relating to the matters referred to in clause 15.2(a) except to the extent that:

                  (i) other than with respect to Environmental contamination which constitutes a health and safety risk which the Lessee is required to notify to an Authority by Law, the Lessee or the Lessee's Employees have taken action with the intention of causing a Claim to be made or a notice or other Requirement issued and that action directly or indirectly has a material effect in causing the Claim to be made or the notice or other Requirement to be issued;

                  (ii) the Claim relates to Remediation to a standard higher than that required for industrial use (which the parties agree is the standard appropriate for the Permitted Use) whether arising from a rezoning of the Premises or otherwise; and/or


                  (iii) any disposition by the Lessee of a legal or equitable interest which the Lessee has in the Premises is made on terms which include an indemnity in respect of the Environment which is materially more advantageous to the person receiving that interest from the Lessee than the
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                           indemnity included in this clause 15.2, including in
                           respect of the qualifications applicable to the indemnity contained in this clause 15.2(b).

         (c)      (i)      If there is any Environmental contamination referred
                           to in clause 15.1 which:

                           (A) prevents the Lessee operating from the Premises in the manner used at the Effective Date; or

                           (B) otherwise constitutes a health and safety risk,

                           then the Lessee may give notice to the Lessor with reasonable details of the Environmental contamination and requesting that the Lessor remediate that contamination.

                  (ii) If the Lessor disputes whether the remediation requested by the Lessee is reasonably necessary, it must give notice to the Lessee within 20 Business Days of the date of service of the Lessee's notice under paragraph (i).

                  (iii) If the Lessor and the Lessee cannot agree on whether the remediation requested by the Lessee is reasonably necessary within 25 Business Days of the date of service of the Lessee's notice under paragraph (i) above, then either party may refer the matter for dispute resolution under clause 14.

15.3     REMEDIATION BY THE LESSEE IF LESSOR DEFAULTS

         If:

         (a) (LESSOR'S FAILURE) the Lessor fails to comply with clause 15.2(a) in accordance with the Requirements of any Authority and the Law (or, if no time is specified, within a reasonable time of notice from the Lessee, having regard to the nature of the remediation or the Law or Requirement and the period of time reasonably required to carry out the remediation or comply with the Law or Requirement); or

         (b) (EMERGENCY) any emergency arises which requires the immediate or urgent remediation of Environmental contamination or compliance with a Requirement or the Law which the Lessor is required to remediate or comply with under this Lease, then the Lessee may remediate the Environmental contamination or comply with the Law or the Requirement and the Cost of so doing and of all Claims incurred by the Lessee in properly complying with that Law or Requirement or arising from the Lessor's failure to do so and any reasonable Costs arising from temporary relocation of all or part of the Lessee's Business shall, at the Lessee's option be (but subject to clause 7.12):

         (c) (ON DEMAND) payable by the Lessor to the Lessee on demand on a full indemnity basis;

         (d) (SET OFF) be set off against the Rent, the Lessee's Proportion of Outgoings and any other moneys payable by the Lessee under this Lease; or

         (e) (COMBINATION) accounted for by a combination of the above in the Lessee's discretion,

         until all Costs incurred by the Lessee have been recovered.

15.4     PRE-EXISTING UST'S

         The Lessee must by the Terminating Date remove any underground storage tanks existing on the Land at the Effective Date or installed by the Lessee during the Term and remediate or otherwise deal with any Environmental contamination associated with them to the extent required to enable the Land to continue to be used for industrial purposes following the Terminating Date.

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15.5     SPECIFIC OBLIGATIONS

         (a) Subject to clause 7.11, the Lessee must effect and maintain all Environmental management plans relating to the Environmental condition of the Buildings on the Premises which are Required by Law or any Authority during the Term.

         (b) Subject to clauses 7.11 and 15.5(c), the Lessee shall contribute up to a maximum of $40,000 per annum (increased by 3% per annum on each anniversary of the Effective Date) towards the Costs of:

                  (i) day to day repair and maintenance of the pumping out equipment (but not capital or structural Costs); and

                  (ii) any pumping out of mobile contaminants (including petroleum hydrocarbons) identified in the groundwater of that part of the Land included in the Premises,

                  which is Required by Law or any Authority during the Term and any balance in excess of this amount per annum shall be payable by the Lessor within 5 Business Days of receipt of a tax invoice and reasonable details of the amount claimed.

         (c) The Lessor must pay all capital Costs associated with the purchase, commissioning and, subject to the Lessee performing the repair and maintenance obligation referred to in clause 15.5(b), replacement of the remediation equipment required for the purposes of pumping out from the Premises and which is Required by Law or any Authority during the Term, within 5 Business Days of receipt of a tax invoice and reasonable details of the amounts claimed.

15.6     RECOVERY FROM POLLUTER

         The Lessor must:

         (a) include any pumping out Costs paid by the Lessee under clause 15.5(b) in any Claim against the polluter; and

         (b) reimburse to the Lessee any of those Costs recovered from the polluter within 5 Business Days of receipt (capped at the amounts actually incurred by the Lessee).

15.7     ACKNOWLEDGEMENT

         Without limiting any other provision of this clause 15, the Lessee acknowledges that the Premises are at the Effective Date subject to Environmental contamination and accepts the Premises in that state.

16.      MISCELLANEOUS

16.1     NOTICES

         All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Lease:

         (a)      (WRITING) must be in writing;

         (b) (SIGNED) must be signed by the sender, or if a company, by its Authorised Officer; and

         (c)      (SERVED) will be taken to have been served:

                  (i) (PERSONAL) in the case of delivery in person, when delivered to or left at the address of the recipient shown in this Lease (as the case may be) or at any other address which the recipient may have notified to the sender;

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                  (ii)     (FAX) in the case of facsimile transmission, when
                           recorded on the transmission result report unless:

                           (A) within 24 hours of that time the recipient informs the sender that the transmission was received in an incomplete or garbled form; or

                           (B) the transmission result report indicates a faulty or incomplete transmission; and

         (d) (MAIL) in the case of mail, on the third Business Day after the date on which the notice is accepted for posting by the relevant postal authority,

         but if service is on a day which is not a Business Day in the place to which the communication is sent or is later than 4.00pm (local time) on a Business Day, the notice will be taken to have been served on the next Business Day in that place.

16.2     STAMP DUTY, COSTS AND REGISTRATION

         (a) (STAMP DUTY AND REGISTRATION FEES) The Lessee shall pay to the Lessor on demand all stamp duty (including penalties and fines other than those incurred due to the fault of the Lessor) and all registration fees (if applicable) with respect to this Lease.

         (b) (LEGAL COSTS) Each party shall pay their own legal Costs with respect to this Lease.

         (c) (LESSOR TO STAMP AND REGISTER) The Lessor shall (subject to receipt of necessary funds from the Lessee) attend to payment of stamp duty on and registration of this Lease at the Department of Natural Resources and Mines, Brisbane as soon as possible after the Effective Date.

16.3     SEVERANCE

         Any provision of this Lease which is prohibited or unenforceable in any jurisdiction will be ineffective in that jurisdiction to the extent of the prohibition or unenforceability. That will not invalidate the remaining provisions of this Lease nor affect the validity or enforceability of that provision in any other jurisdiction.

16.4     ENTIRE AGREEMENT

         This Lease contains all the contractual arrangements of the parties with respect to the transaction to which it relates. No representations or warranties made by either party with respect to the transaction to which this Lease relates shall be actionable or enforceable except to the extent that they are contained in this Lease.

16.5     GOVERNING LAW

         This Lease is governed by the laws of Queensland. The parties submit to the non-exclusive jurisdiction of courts exercising jurisdiction there.

17.      CONFIDENTIALITY

         (a) (DUTY) Unless the parties otherwise agree in any particular instance, the provisions of this Lease and all information disclosed to or obtained by the parties in relation to each other and this Lease and which is not in public knowledge (or which is in public knowledge only as a consequence of a breach of this clause) must be kept confidential to the parties and may not be disclosed (unless otherwise required by Law) except to any bona fide consultants retained by a party in relation to this Lease, or to bona fide purchasers, financiers, assignees or sub occupants (as the case may be) and any such consultant or

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                  other person must be provided only with that information which he needs to know for the purposes of reviewing this Lease and he must undertake in writing to maintain the confidentiality of that information.

         (b) (INDEMNITY) The parties shall indemnify each other and must keep each other indemnified against all Claims suffered or incurred as a consequence of any breach of clause 17(a) by the Lessor or the Lessee or their respective Employees, consultants or other reasons for whom they are responsible.

18.      LIMITATION OF LIABILITY

18.1     CAPACITY OF LESSOR

         Where the Lessor is a trustee of a trust (TRUST), the Lessor only enters into this Lease in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with this Lease is limited and can be enforced against the Lessor only to the extent to which it can be satisfied out of property of the Trust and for which the Lessor is actually indemnified for the liability. This limitation of the Lessor's liability applies despite any other provisions of this Lease (except clause 18.3 ("When limitation does not apply")) and extends to all liabilities and obligations of the Lessor in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Lease, any other document in connection with it, or the Trust.

18.2     PARTIES MAY NOT SUE

         The parties may not sue the Lessor in any capacity other than as trustee of the Trust, including seeking the appointment of a receiver, a liquidator, an administrator or similar person to the Lessor or prove in any liquidation, administration or arrangement of or affecting the Lessor (except in relation to property of the Trust).

18.3     WHEN LIMITATION DOES NOT APPLY

         Clauses 18.1 and 18.2 shall not apply to any obligation or liability of the Lessor to the extent that it is not satisfied because, under this Lease or any other document in connection with it, or by operation of law, there is a reduction in the extent of the Lessor's indemnification out of the assets of the Trust, as a result of the Lessor's fraud, negligence or breach of trust.

18.4     FAILURE BY THIRD PARTIES

         It is acknowledged that the Lessor is responsible under this Lease and other documents in connection with it for performing a variety of obligations relating to the Trust. No act or omission of the Lessor will be considered fraud or negligence of the Lessor for the purposes of clauses 18.3 ("When limitation does not apply") or 18.5 ("Breach by the Lessor") to the extent to which the act or omission was caused by any failure by any person who provides services in respect of the Trust to fulfil its obligations relating to the Trust or by any other act or omission of any person who provides services in respect of the Trust (other than employees and agents of the Lessor or a person who has been delegated or appointed by the Lessor).

18.5     BREACH BY THE LESSOR

         It is also acknowledged that a breach of an obligation imposed on, or a representation or warranty given by, the Lessor under or in connection with this Lease or any other document in connection with it will not be considered a breach of trust by the Lessor unless the Lessor has acted with negligence, or without good faith, in relation to the breach.

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and Water Act 2000                                                 PAGE 39 OF 51

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19.      TRUST WARRANTIES

         Where the Lessor is a trustee and/or responsible entity of a Trust, the Lessor warrants in its personal capacity that:

         (a)      (TRUSTEE) it is the sole trustee of the Trust;

         (b) (POWER) it, in its capacity as trustee of the Trust, is entitled and competent and has absolute and complete authority, power and capacity to enter into and perform its obligations under this Lease and is not in breach of any Law or court order relating to its acting as trustee of the Trust;

         (c) (INDEMNITY) its right of indemnity out of, and lien over, the assets of the Trust has not been limited in any way and that right has priority over the right of the beneficiaries to the Trust assets;

         (d) (ENFORCEABLE) the deed establishing the Trust (TRUST DEED) is enforceable in accordance with the Law applicable to it;

         (e) (CONSENT) the consent of each of the beneficiaries, unitholders or other persons whose consent is required under the Trust Deed has been obtained;

         (f) (NO BREACH) the entry into this Lease by the Lessor does not conflict with or result in a breach of, or default under, any provision of the Trust Deed or any other agreement to which the Lessor is a party (whether in its capacity as trustee of the Trust or its personal capacity);

         (g) (TRUST EXTANT) the Trust has not at the Effective Date been terminated nor has the date or any event for the vesting of the assets subject to the Trust occurred.

20.      GUARANTEE AND INDEMNITY

20.1     CONSIDERATION

         The Guarantor gives this guarantee and indemnity in consideration of the Lessor agreeing to enter into this Lease at the request of the Guarantor. The Guarantor acknowledges the receipt of valuable consideration from the Lessor for the Guarantor incurring obligations and giving rights under this guarantee and indemnity.

20.2     GUARANTEE

         The Guarantor unconditionally and irrevocably guarantees to the Lessor the due and punctual performance and observance by the Lessee of its obligations:

         (a) under this Lease, even if this Lease is not registered or is found not to be a lease or is found to be a lease for a term less than the Term; and

         (b) in connection with its occupation of the Premises, including the obligations to pay money.

20.3     INDEMNITY

         As a separate undertaking, the Guarantor unconditionally and irrevocably indemnifies the Lessor against all liability or loss arising from, and any costs, charges or expenses incurred in connection with:

         (a)      the Lessee's breach of this Lease; or

         (b)      the Lessee's occupation of the Premises,

         including a breach of the obligations to pay money; or

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
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and Water Act 2000                                                 PAGE 40 OF 51

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         (c)      a representation or warranty by the Lessee in this Lease being incorrect or misleading when made or taken to be made; or

         (d)      a liquidator disclaiming this Lease.

         It is not necessary for the Lessor to incur expense or make payment before enforcing that right of indemnity.

20.4     INTEREST

         The Guarantor agrees to pay interest on any amount payable under this guarantee and indemnity from when the amount becomes due for payment until it is paid in full. The Guarantor must pay accumulated interest at the end of each month without demand. Interest is payable as set out in clause 12.6.

20.5     ENFORCEMENT OF RIGHTS

         The Guarantor waives any right it has of first requiring the Lessor to commence proceedings or enforce any other right against the Lessee or any other person before claiming under this guarantee and indemnity.

20.6     CONTINUING SECURITY

         This guarantee and indemnity is a continuing security and is not discharged by any one payment.

20.7     GUARANTEE NOT AFFECTED

         The liabilities of the Guarantor under this guarantee and indemnity as a guarantor, indemnifier or principal debtor and the rights of the Lessor under this guarantee and indemnity are not affected by anything which might otherwise affect them at law or in equity including, but not limited to, one or more of the following:

         (a) the Lessor granting time or other indulgence to, compounding or compromising with or releasing the Lessee or any other Guarantor;

         (b) acquiescence, delay, acts, omissions or mistakes on the part of the Lessor;

         (c)      any transfer of a right of the Lessor;

         (d) the termination, surrender or expiry of, or any variation, assignment, subletting, licensing, extension or renewal of or any reduction or conversion of the Term of this Lease;

         (e) the invalidity or unenforceability of an obligation or liability of a person other than the Guarantor;

         (f)      any change in the Lessee's occupation of the Premises;

         (g)      this Lease not being registered;

         (h)      this Lease not being effective as a lease;

         (i)      this Lease not being effective as a lease for the Term;

         (j) any person named as Guarantor not executing or not executing effectively this guarantee and indemnity;

         (k)      a liquidator disclaiming this Lease.

20.8     SUSPENSION OF GUARANTOR'S RIGHTS

         The Guarantor may not:

         (a) raise a set-off or counterclaim available to it or the Lessee against the Lessor in eduction of its liability under this guarantee and indemnity; or

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
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and Water Act 2000                                                 PAGE 41 OF 51

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         (b)      claim to be entitled by way of contribution, indemnity,
                  subrogation, marshalling or otherwise to the benefit of any security or guarantee held by the Lessor in connection with this Lease; or

         (c) make a claim or enforce a right against the Lessee or its property; or

         (d) prove in competition with the Lessor if a liquidator, provisional liquidator, receiver, administrator or trustee in bankruptcy is appointed in respect of the Lessee or the Lessee is otherwise unable to pay its debts when they fall due, until all money payable to the Lessor in connection with the lease or the Lessee's occupation of the Premises is paid.

20.9     REINSTATEMENT OF GUARANTEE

         If a claim that a payment to the Lessor in connection with this Lease or this guarantee and indemnity is void or voidable (including, but not limited to, a claim under laws relating to liquidation, administration, insolvency or protection of creditors) is upheld, conceded or compromised then the Lessor is entitled immediately as against the Guarantor to the rights to which it would have been entitled under this guarantee and indemnity if the payment had not occurred.

20.10    COSTS

         The Guarantor agrees to pay or reimburse the Lessor on demand for:

         (a) the Lessor's costs, charges and expenses in making, enforcing and doing anything in connection with this guarantee and indemnity including, but not limited to, legal costs and expenses on a full indemnity basis; and

         (b) all stamp duties, fees, taxes and charges which are payable in connection with this guarantee and indemnity or a payment, receipt or other transaction contemplated by it.

         Money paid to the Lessor by the Guarantor must be applied first against payment of costs, charges and expenses under this clause 20.10 then against other obligations under this guarantee and indemnity.

20.11    LESSOR MAY ASSIGN

         The Lessor may assign its rights under this guarantee and indemnity to a purchaser or transferee of the Land.

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                 PAGE 42 OF 51

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TABLE OF CONTENTS

1.       INTERPRETATION                                                            5

         1.1      Definitions                                                      5

         1.2      General                                                          9

2.       EXCLUSION OF STATUTORY PROVISIONS                                        11

         2.1      Relevant Acts                                                   11

3.       TERM                                                                     11

         3.1      Term of Lease                                                   11

         3.2      Option of renewal                                               11

         3.3      Holding over                                                    13

4.       RENT                                                                     13

         4.1      Payment of Rent                                                 13

         4.2      Rent commencement                                               13

         4.3      Deleted                                                         13

         4.4      Market review of Rent                                           13

         4.5      Lessee's dispute of Rent                                        13

         4.6      Maximum increase on review                                      16

         4.7      Fixed Review                                                    16

5.       OUTGOINGS                                                                16

         5.1      Services                                                        16

         5.2      Cleaning                                                        16

         5.3      Outgoings                                                       16

         5.4      Lessor's estimate                                               17

         5.5      Payments on account                                             17

         5.6      Yearly adjustment                                               17

         5.7      GST                                                             17

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                 PAGE 43 OF 51

                            SCHEDULE/ENLARGED PANEL/
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
6.       USE OF PREMISES                                                          18

         6.1      Permitted use                                                   18

         6.2      Overloading                                                     18

         6.3      Other activities by Lessee                                      18

         6.4      For sale/to let                                                 19

7.       MAINTENANCE, REPAIRS, ALTERATIONS AND ADDITIONS                          19

         7.1      Repairing obligations                                           19

         7.2      Lessor's right of inspection                                    21

         7.3      Enforcement of repairing obligations                            21

         7.4      Lessor may enter to repair, decontaminate                       21

         7.5      Deleted                                                         22

         7.6      Alterations to Premises                                         22

         7.7      Notice to Lessor of damage, accident etc.                       23

         7.8      Maintenance contracts                                           23

         7.9      Deleted                                                         23

         7.10     Lessee's Fitout and Fittings                                    23

         7.11     Timing for works and compliance with Requirements               23

         7.12     Set off procedure                                               24

8.       ASSIGNMENT AND SUB-LETTING                                               24

         8.1      No disposal of Lessee's interest without Consent                24

         8.2      Lessor's obligation to Consent                                  24

         8.3      James Hardie Industries N.V. Provisions                         24

         8.4      Deed                                                            25

         8.5      Change in Control                                               25

9.       INSURANCE AND INDEMNITIES                                                26

         9.1      Insurances to be taken out by Lessee                            26

         9.2      Insurances to be taken out by Lessor                            26

         9.3      Deductibles                                                     26

         9.4      Inflammable substances                                          27

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                 PAGE 44 OF 51

                            SCHEDULE/ENLARGED PANEL/
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                      TITLE REFERENCE 15944054 AND 17103067

         9.5      Effect on Lessor's insurances                                   27

         9.6      Insurance Proposal by the Lessee                                27

         9.7      Indemnities                                                     27

10.      DAMAGE, DESTRUCTION AND RESUMPTION                                       28

         10.1     Damage to or destruction of Premises                            28

         10.2     Resumption of Premises                                          30

         10.3     Liability                                                       30

         10.4     Dispute                                                         30

11.      LESSOR'S COVENANTS AND WARRANTIES                                        30

         11.1     Quiet enjoyment                                                 30

         11.2     Outgoings                                                       30

         11.3     Consent of Mortgagee                                            30

         11.4     Deleted                                                         30

         11.5     Access                                                          30

         11.6     Management of Land                                              30

         11.7     Construction                                                    31

         11.8     Competitors                                                     31

         11.9     Breach of warranty or covenant                                  31

12.      DEFAULT AND DETERMINATION                                                31

         12.1     Default                                                         31

         12.2     Forfeiture of Lease                                             31

         12.3     Waiver                                                          32

         12.4     Lessor to mitigate damages                                      32

         12.5     Recovery of damages                                             32

         12.6     Interest on overdue money                                       32

13.      TERMINATION                                                              33

         13.1     Yield up                                                        33

         13.2     Failure by Lessee to remove Lessee's Fitout and Fittings        33

         13.3     Failure to remove                                               33

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                 PAGE 45 OF 51

                            SCHEDULE/ENLARGED PANEL/
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                      TITLE REFERENCE 15944054 AND 17103067

14.      DISPUTES                                                                 33

         14.1     Appointment of expert                                           33

         14.2     Qualifications of expert                                        33

         14.3     Cost of determination                                           34

15.      ENVIRONMENTAL CONTAMINATION                                              34

         15.1     Lessee's responsibility                                         34

         15.2     Lessor's obligations and indemnity                              34

         15.3     Remediation by the Lessee if Lessor defaults                    35

         15.4     Pre-existing UST's                                              35

         15.5     Specific obligations                                            36

         15.6     Recovery from polluter                                          36

         15.7     Acknowledgement                                                 36

16.      MISCELLANEOUS                                                            36

         16.1     Notices                                                         36

         16.2     Stamp Duty, Costs and Registration                              37

         16.3     Severance                                                       37

         16.4     Entire agreement                                                37

         16.5     Governing law                                                   37

17.      CONFIDENTIALITY                                                          37

18.      LIMITATION OF LIABILITY                                                  38

         18.1     Capacity of Lessor                                              38

         18.2     Parties may not sue                                             38

         18.3     When limitation does not apply                                  38

         18.4     Failure by third parties                                        38

         18.5     Breach by the Lessor                                            38

19.      TRUST WARRANTIES                                                         39

20.      GUARANTEE AND INDEMNITY                                                  39

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                 PAGE 46 OF 51

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
         20.1     Consideration                                                   39

         20.2     Guarantee                                                       39

         20.3     Indemnity                                                       39

         20.4     Interest                                                        40

         20.5     Enforcement of rights                                           40

         20.6     Continuing security                                             40

         20.7     Guarantee not affected                                          40

         20.8     Suspension of Guarantor's rights                                40

         20.9     Reinstatement of guarantee                                      41

         20.10    Costs                                                           41

         20.11    Lessor may assign                                               41

         Lessor's Asset Register                                                  47

QUEENSLAND LAND REGISTRY                                       FORM 20 Version 2
Land Title Act 1994, Land Act 1994
and Water Act 2000                                                 PAGE 47 OF 51

                            SCHEDULE/ENLARGED PANEL/
                           ADDITIONAL PAGE/DECLARATION
                      TITLE REFERENCE 15944054 AND 17103067

THIS IS ANNEXURE B OF 5 PAGES TO THE AMENDMENT BETWEEN AMACA PTY LIMITED (ACN 000 035 512) (LESSOR), JAMES HARDIE AUSTRALIA PTY LIMITED (ACN 084 635 558) (LESSEE) AND JAMES HARDIE INDUSTRIES N.V. (ARBN 097 829 895) (GUARANTOR) DATED MARCH 2004

LESSOR'S ASSET REGISTER